SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No..........)

Filed by the Registrant (  X  )
Filed by a Party other than the Registrant (    )

Check the appropriate box:

( X )     Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
(  ) Definitive Proxy Statement
(  ) Definitive Additional Materials
(  ) Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


BLANCHARD FUNDS
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

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     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
(  ) $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5. Total fee paid:


(  ) Fee paid previously with preliminary proxy materials.






(  ) Check box if any part of the fee is offset as provided by Exchange Act Rule
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                         PRELIMINARY PROXY MATERIALS
      FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                        BLANCHARD CAPITAL GROWTH FUND
                                     AND
                        BLANCHARD GROWTH & INCOME FUND

                          FEDERATED INVESTORS TOWERS
                     PITTSBURGH, PENNSYLVANIA 15222-3779



Dear Valued Shareholder:

     As you may already know, The Chase Manhattan Bank, N.A., the adviser to the Portfolios in which Blanchard Capital Growth Fund and Blanchard Growth & Income Fund invest, has agreed to be acquired by Chemical Banking Corporation.

     Although nothing will change the portfolio management of the Funds or the Portfolios, we are required to send you the enclosed proxy so that you are aware of the change in ownership and may vote upon whether to have your investment in either Fund managed by what is now Chemical Banking Corporation and upon certain other matters described below.

     The Board of Trustees of your Funds recommends that you vote "YES". Please complete and return proxy ballot today.

     The remainder of these materials further discuss these matters.


Sincerely,

THE BLANCHARD GROUP OF FUNDS





                         PRELIMINARY PROXY MATERIALS
      FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                        BLANCHARD CAPITAL GROWTH FUND
                                     AND
                        BLANCHARD GROWTH & INCOME FUND

                          FEDERATED INVESTORS TOWERS
                     PITTSBURGH, PENNSYLVANIA 15222-3779

Dear Valued Shareholder:

Blanchard Capital Growth Fund and Blanchard Growth & Income Fund (each a "Fund" and collectively, hereinafter referred to as the "Funds"), unlike many other investment companies which directly acquire and manage their own portfolio of securities, seek to achieve their investment objectives by investing all of their investable assets in, respectively, Capital Growth Portfolio and Growth & Income Portfolio, open-end management investment companies managed by Chase Manhattan Bank, N.A. (the "Adviser"), with investment objectives that are substantially identical to those of the respective Funds (each a "Master Portfolio" and collectively, hereinafter referred to as the "Master Portfolios"). In addition, other entities may invest in each Master Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds). Whenever Blanchard Funds (the "Trust") is requested to vote on matters pertaining to a Master Portfolio, the Trust will hold a meeting of its corresponding Fund's shareholders and will cast its vote as instructed by Fund shareholders. At this time, you are being asked to cast your vote on each proposal with respect to your Fund and its Master Portfolio.

As you may be aware, The Chase Manhattan Corporation ("Chase") has entered into an Agreement and Plan of Merger with Chemical Banking Corporation ("Chemical") pursuant to which Chase will merge with and into Chemical (the "Holding Company Merger"). Pursuant to the Investment Company Act of 1940, as amended, consummation of the Holding Company Merger will result in the automatic termination of the investment advisory agreements between the Master Portfolios and The Chase Manhattan Bank, N.A. ("the Adviser"). In addition, subsequent to the Holding Company Merger, the Adviser will be merged with and into Chemical Bank in a secondary merger of the principal operating entities of Chase and Chemical (the "Bank Merger"). The Bank Merger may also be deemed to result in the automatic termination of the investment advisory agreements between the Adviser and the Master Portfolios. In anticipation of the completion of the Holding Company Merger and the Bank Merger, and to provide continuity in investment advisory services to your Fund's Master Portfolio, we urge you to review the enclosed proxy statement. In the proxy statement you are asked to vote on the approval of an interim and a new advisory agreement between your Fund's Master Portfolio and the Adviser, on the approval of certain changes to your Fund's fundamental investment objective and on the approval of certain changes to the fundamental investment restrictions of your Fund's Master Portfolio, to permit your Fund to continue to invest in its Master Portfolio.

The Board of Trustees of Blanchard Funds has voted unanimously in favor of each proposal and recommends that you vote "FOR" them as well. You will find more information on the proposals in the enclosed proxy statement.

Please be assured that there is no increase to the advisory fee rate in the proposed advisory agreements for the Master Portfolios.
YOUR VOTE IS IMPORTANT. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the pre-paid envelope. If you own shares in both Funds, you will receive a separate proxy card for each of your Funds. Please note and return EACH proxy card you receive. EVERY VOTE COUNTS. If you have any questions, please call the Fund at 800- 829-3863.

                                   Very truly yours,




                         PRELIMINARY PROXY MATERIALS
      FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                        BLANCHARD CAPITAL GROWTH FUND
                                     AND
                        BLANCHARD GROWTH & INCOME FUND

                          FEDERATED INVESTORS TOWER
                     PITTSBURGH, PENNSYLVANIA  15222-3779

      NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD MAY 15, 1996


Special meetings of the shareholders of Blanchard Capital Growth Fund and Blanchard Growth & Income Fund (each a "Fund" and collectively, hereinafter referred to as the "Funds") will be held at 2:00 p.m. (Eastern time) with respect to Blanchard Capital Growth Fund, and 2:30 p.m. (Eastern time) with respect to Blanchard Growth & Income Fund at Federated Investors Tower, Pittsburgh, Pennsylvania, on May 15, 1996, for the purposes indicated below:
     1. To approve or disapprove an interim investment advisory agreement between each of the Master Portfolios and The Chase Manhattan Bank, N.A. (and the successor entity thereto) (the "Adviser") which will take effect upon the merger of The Chase Manhattan Corporation (the parent company of the Adviser) and Chemical Banking Corporation (to be voted on separately by the shareholders of each Fund). No fee increase is proposed.

     2. To approve or disapprove a new investment advisory agreement between each of the Master Portfolios and the Adviser, and a sub-advisory agreement between the Adviser and Chase Asset Management, Inc. with respect to each of the Master Portfolios to take effect as soon as practicable after approval by shareholders (to be voted on separately by the shareholders of each Fund). No fee increase is proposed.

     3. To consider the following proposals pertaining to the fundamental investment restrictions of each Fund's Master Portfolio and of each Fund (to be voted on separately by shareholders of each Fund):

        a. To approve or disapprove an amendment to the Master Portfolio's and the Fund's fundamental investment restriction concerning borrowing;

        b. To approve or disapprove an amendment to the Master Portfolio's and the Fund's fundamental investment restriction concerning investment for the purpose of exercising control;

        c. To approve or disapprove an amendment to the Master Portfolio's and the Fund's fundamental investment restriction concerning the making of loans;

        d. To approve or disapprove an amendment to the Master Portfolio's and the Fund's fundamental investment restriction concerning purchases of securities on margin;

        e. To approve or disapprove an amendment to the Master Portfolio's and the Fund's fundamental investment restriction concerning concentration of investment;

        f. To approve or disapprove an amendment to the Master Portfolio's and the Fund's fundamental investment restriction concerning commodities and real estate;

        g. To approve or disapprove an amendment to the Master Portfolio's and the Fund's fundamental investment restriction regarding investments in restricted and illiquid securities;

        h. To approve or disapprove of a reclassification, as non-fundamental, of the Master Portfolio's and the Fund's fundamental restriction concerning the use of options;

        i. To approve or disapprove an amendment to the Master Portfolio's and the Fund's fundamental investment restriction concerning senior securities; and

        j. To approve or disapprove an amendment to the Master Portfolio's and the Fund's fundamental investment restriction regarding short sales of securities.

     4. To approve or disapprove an amendment to each Fund's fundamental investment objective to conform such objective to the investment objective and policies of the Master Portfolio in which such Fund invests (to be voted on separately by shareholders of each Fund).

     5. To transact such other business as may properly come before the Meeting or any adjournment thereof.
Shareholders of record as of the close of business on March 18, 1996 are entitled to receive notice of, and to vote at, the Meeting of their Fund and any and all adjournments thereof. Your attention is called to the accompanying proxy statement.

                              By Order of the Board of Trustees


                              John W. McGonigle
                              Secretary
March 27, 1996

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING OF YOUR FUND, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                         PRELIMINARY PROXY MATERIALS
      FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                        BLANCHARD CAPITAL GROWTH FUND
                                     AND
                        BLANCHARD GROWTH & INCOME FUND


                          FEDERATED INVESTORS TOWERS
                     PITTSBURGH, PENNSYLVANIA  15222-3779

                               PROXY STATEMENT
The enclosed proxy is solicited on behalf of the Board of Trustees of Blanchard Funds (the "Trust"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at a May 15, 1996 special meeting of shareholders (the "Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material ("Meeting Cost") has been or is to be borne by The Chase Manhattan Corporation, Chemical Banking Corporation and/or their affiliates. The Chase Manhattan Bank, N.A. (the "Adviser") is currently the investment adviser to each of the Master Portfolios. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Trust, the Adviser or its affiliates, or, if necessary, a commercial firm retained for this purpose. In the event that the shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the persons named in the accompanying proxy will vote those shares in favor of such proposal(s).

On March 18, 1996, the record date for determining shareholders entitled to receive notice of and vote at the Meetings (the "Record Date"), each Fund had the following number of shares of beneficial interest ("Shares") outstanding, each Share being entitled to one vote:

                                    TOTAL SHARES
FUND                                OUTSTANDING
Blanchard Growth & Income Fund
Blanchard Capital Growth Fund


Each proposal and each item of other business which may properly come before the Meetings will be voted on separately by the shareholders of each Fund.
The holders of shares of each Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share.
A copy of each Fund's Annual Report (which contains information pertaining to the Fund) may be obtained, without charge, by calling the Fund, at (800) 829-3863.

This proxy statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about March 27, 1996.


                                 INTRODUCTION

The Meetings are being called for the following purposes.

With respect to each of the Funds: (1) to approve or disapprove an interim investment advisory agreement (the "Interim Agreement") between each of the Master Portfolios and the Adviser which will take effect upon the merger of The Chase Manhattan Corporation and Chemical Banking Corporation; (2) to approve or disapprove a new investment advisory agreement (the "New Advisory Agreement") between each of the Master Portfolios and the Adviser (and its successor in the Bank Merger) and a Sub-Advisory Agreement between the Adviser and Chase Asset Management, Inc. to take effect as soon as practicable after approval by shareholders; (3) to approve or disapprove amendments to each Master Portfolio's and each Fund's fundamental investment restrictions; (4) to approve or disapprove an amendment to each Fund's fundamental investment objective to conform such objective to the investment objective and policies of the Master Portfolio in which the Fund invests; and (5) to transact such other business as may properly come before the Meetings or any adjournment thereof.

All information with respect to each of the proposals was provided to the Board of Trustees of Blanchard Funds by the Adviser.


                                 PROPOSAL
                                  NUMBER


        NAME OF FUND           1   2  3   4

 Blanchard Growth & Income     X   X  X   X
            Fund

  Blanchard Capital Growth     X   X  X   X
            Fund







                         SUBCHART FOR PROPOSALS 3A-J



NAME OF FUND               A  B  C  D   E  F  G  H  I  J

BLANCHARD GROWTH &         X  X  X  X   X  X  X  X  X  X
INCOME FUND

BLANCHARD CAPITAL GROWTH   X  X  X  X   X  X  X  X  X  X
FUND




Approval of Proposals 1, 2 and 3 with respect to a Fund requires the vote of a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Master Portfolio in which that Fund invests and, in addition, approval of Proposal 3 with respect to a Fund requires the vote of a "majority of the outstanding voting securities," within the meaning of the 1940 Act, of that Fund.
Approval of Proposal 4 with respect to a Fund requires the vote of a "majority of the outstanding voting securities," within the meaning of the 1940 Act, of that Fund. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding shares present at a meeting of shareholders of a Master Portfolio or a Fund, as the case may be, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of a Master Portfolio or a Fund, as the case may be, whichever is less.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at a meeting of shareholders, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

If Proposal 1 is approved, it is anticipated that it will become effective upon the occurrence of the Holding Company Merger (and remain effective after the Bank Merger). If Proposal 2 is approved, it is anticipated that the New Advisory Agreement and the CAM, Inc. Agreement will become effective as soon as practicable after shareholder approval (and remain effective after the Bank Merger.) If Proposals 3 and 4 are approved, it is anticipated that the changes effected thereby will become effective as soon as practicable after shareholder approval.


                                  PROPOSAL 1
               APPROVAL OR DISAPPROVAL OF AN INTERIM INVESTMENT
               ADVISORY AGREEMENT BETWEEN EACH MASTER PORTFOLIO
                 AND THE CHASE MANHATTAN BANK, N.A. (AND THE
                          SUCCESSOR ENTITY THERETO)

INTRODUCTION

The Chase Manhattan Bank, N.A. currently serves as each Master Portfolio's investment adviser pursuant to a separate Investment Advisory Agreement (the "Current Advisory Agreement") for each Master Portfolio. The Chase Manhattan Bank, N.A. is a wholly owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company.

On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of directors and shareholders of each holding company have approved the Holding Company Merger, which will create the largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. The Holding Company Merger is expected to be completed during the first quarter of 1996.

Subsequent to the Holding Company Merger, it is expected that the adviser to the Master Portfolios, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Master Portfolios). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to be completed on or about July 31, 1996.

Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly owned subsidiary of Chemical and is a New York State chartered bank.

As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Holding Company Merger may be deemed to result in an assignment of the Current Advisory Agreements and, consequently, to terminate the Current Advisory Agreements in accordance with their terms. Similarly, the consummation of the Bank Merger may also be deemed to result in an assignment and consequently, terminate the then-existing investment advisory contract. In anticipation of the consummation of the Mergers and to provide continuity in investment advisory services, at a meeting held on December 14, 1995, the Board of Trustees of The Master Portfolio, including a majority of the Board members who are not "interested persons" (as defined in the 1940
Act) of the Investment Company, approved an Interim Advisory Agreement between each Master Portfolio and the Adviser to take effect upon the consummation of the Holding Company Merger. The Board also directed that such agreement be submitted to shareholders for approval. In addition, the Board of Trustees of each Master Portfolio approved the continuation of the Interim Advisory Agreement after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Interim Advisory Agreement is deemed to terminate as a result of the Bank Merger. Approval of Proposal 1 will also be deemed approval of such continuation of the Interim Advisory Agreement after the Bank Merger, if applicable. EACH INTERIM ADVISORY AGREEMENT IS IDENTICAL TO THE CURRENT ADVISORY AGREEMENT, EXCEPT FOR ITS EFFECTIVE AND TERMINATION DATES. THE AGGREGATE CONTRACTUAL RATE CHARGEABLE FOR INVESTMENT ADVISORY SERVICES WILL REMAIN THE SAME.

In connection with each Master Portfolio's approval of the Interim Advisory Agreement, the Board of Trustees of each Master Portfolio considered that the terms of the Mergers do not require any change in the Adviser's investment management or operation of the Master Portfolios, the investment personnel managing the Master Portfolios, the shareholder services or other business activities of the Master Portfolios, or, the investment objectives of the Master Portfolios. Chemical and the Adviser have informed the Board of Trustees of each Master Portfolio that the Mergers will not at this time result in any such change, although no assurance can be given that such a change will not occur. Each also has advised that, at present, neither plans nor proposes to make any material changes in the business, corporate structure or composition of senior management or personnel of the Adviser, or in the manner in which the Adviser renders investment advisory services to each. If, after the Mergers, changes in the Adviser are proposed that might materially affect its services to the Master Portfolios, the Board of each Master Portfolio will consider the effect of those changes and take such action as it deems advisable under the circumstances.

The Adviser has informed each Master Portfolio that it proposes to comply with
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the Board members of an investment company must not be interested persons of such investment adviser. Second, an "unfair burden" must not be imposed on an investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from an investment company or its security holders (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of an investment company. The Adviser, after due inquiry, is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Master Portfolios as a result of the Mergers. New Chase, the Adviser and their affiliates have agreed to take no action that would have the effect of imposing an "unfair burden" on the Master Portfolios as a result of the Mergers. Chase, Chemical and/or one or more of their affiliates have undertaken to pay all costs relating to the Mergers, including the costs of the shareholders' meetings.

THE INVESTMENT ADVISER

THE ADVISORY AGREEMENTS. The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081, currently serves as investment adviser to the Master Portfolios pursuant to an investment advisory agreement between the Adviser and each Master Portfolio (the "Current Advisory Agreement"). The Adviser will serve as investment adviser to the Master Portfolios after the Holding Company Merger under an investment advisory agreement with each Master Portfolio (the "Interim Advisory Agreement") which is identical in all material respects to the Current Advisory Agreement except for its effective and termination dates. A copy of the form of the Interim Advisory Agreement is attached hereto as Appendix A and should be read in conjunction with the following.

THE CHASE MANHATTAN BANK, N.A. The Chase Manhattan Bank, N.A., a wholly owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters are at One Chase Manhattan Plaza, New York, New York 10081. As of December 31, 1995, Chase was one of the largest commercial banks in the United States, with assets of $ 100.2 billion. As of such date, The Chase Manhattan Corporation was one of the largest bank holding companies in the United States, having total assets of approximately $121.2 billion. As of September 30, 1995, The Chase Manhattan Corporation through various subsidiaries provided personal, corporate and institutional investment management services for approximately $57.9 billion in assets, of which Chase provided investment management services to Vista portfolios containing approximately $10.4 billion in assets. Included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. Effective upon consummation of the Holding Company Merger, The Chase Manhattan Bank, N.A. will be a wholly owned subsidiary of New Chase. Upon consummation of the Bank Merger, The Chase Manhattan Bank, a New York State chartered bank (the successor entity to The Chase Manhattan Bank, N.A.) will continue to be a wholly owned subsidiary of New Chase.

The other mutual funds for which the Adviser serves as investment adviser, their assets as of December 31, 1995, and their annual advisory fees are:

Mutual Fund Trust                         Fee         Total
                                                     Assets
                                                       (In
                                                    Millions)
                                                      as of
                                                    12/31/95

Vista California Tax Free Money                    $
Market                                 0.10%       42.822
Vista New York Tax Free Money Market     0.10
                                                   438.386
Vista Tax Free Money Market              0.10
                                                   430.000
Vista U.S. Government Money Market       0.10        2263.872
Vista Global Money Market                0.10        1715.658
Vista Federal Money Market               0.10
                                                   496.456
Vista Treasury Plus Money Market         0.10          195.22
Vista Prime Money Market                 0.10        1198.243
Vista Tax Free Income                    0.30
                                                   103.047
Vista New York Tax Free Income           0.30
                                                   110.567
Vista California Intermediate Tax        0.30
Free Income                                        32.191



Mutual Fund Group                         Fee         Total
                                                     Assets
                                                       (In
                                                    Millions)
                                                      as of
                                                    12/31/95
Vista Short Term Bond Fund                         $   36.493
                                       0.25%
Vista U.S. Government Income Fund        0.30         114.170
Vista Bond Fund                          0.30
                                                   59.191
Vista Equity Income Fund                 0.40
                                                   11.564
Vista Equity Fund                        0.40
                                                   49.847
Vista Balanced Fund                      0.50
                                                   41.393
IEEE Balanced Fund                       0.65
                                                   11.459
Vista Small Cap Equity Fund              0.65
                                                   80.898
Vista Southeast Asian Fund               1.00
                                                   4.724
Vista Japan Fund                         1.00
                                                   3.620
Vista European Fund                      1.00
                                                   4.518



                                                      Total
                                                     Assets
Mutual Fund Variable Annuity Trust        Fee          (In
                                                    Millions)
                                                      as of
                                                    12/31/95

International Equity Portfolio                     $  2.375
                                       0.80%
Capital Growth Portfolio                 0.60         4.273
Growth and Income Portfolio              0.60         3.680
Asset Allocation Portfolio               0.55         2.566
U.S. Treasury Income Portfolio           0.50         2.320
Money Market Portfolio                   0.25         2.292

The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly owned subsidiary of New Chase.

The principal executive officers and Directors of the Adviser are as follows:

Thomas G. Labreque, Chairman of the Board, Chief Executive Officer and
Director.

Richard J. Boyle, Vice Chairman of the Board and Director.

Donald L. Boudreau, Vice Chairman of the Board and Director.

E. Michel Kruse, Vice Chairman of the Board and Director.

Susan V. Berresford, Director. Ms. Berresford is also an Executive Vice President of The Ford Foundation.

M. Anthony Burns, Director. Mr. Burns is also Chairman of the Board, President and Chief Executive Officer of Ryder System, Inc.

James L. Ferguson, Director. Mr. Ferguson is also a retired Chairman and Chief Executive Officer of General Foods Corporation.

H. Laurance Fuller, Director. Mr. Fuller is also President and Chief Executive Officer of the United Negro College Fund, Inc.

David T. Kearns, Director. Mr. Kearns is also a retired Chairman and Chief Executive Officer of The Xerox Corporation.

Delano E. Lewis, Director. Mr. Lewis is also the President and Chief Executive Officer of National Public Radio.
Paul W. MacAvoy, Director. Mr. MacAvoy is also the Williams Brothers Professor of Management Studies at the Yale School of Management.

John H. McArthur, Director. Mr. McArthur is also a Professor of the Harvard Graduate School of Business Administration.

David T. McLaughlin, Director. Mr. McLaughlin is also Chairman of the Board and Chief Executive Officer of The Aspen Institute.

Edmund T. Pratt, Jr., Director.  Mr. Pratt is also Chairman Emeritus of Pfizer
Inc.

Henry B. Schnacht, Director. Mr. Schnacht is also a Member of the Board of Trustees of Cummins Engine Company, Inc.

Donald H. Trautlein, Director. Mr. Trautlein is also a retired Chairman and Chief Executive Officer of Bethlehem Steel Corporation.

The business address of the above persons is One Chase Manhattan Plaza, New York, New York 10081.

CURRENT AND INTERIM ADVISORY AGREEMENTS

The Current and Interim Advisory Agreements for each Master Portfolio are identical, except for their effective and termination dates. The Current and Interim Advisory Agreements provide for the Adviser to render investment, supervisory and certain corporate administrative services subject to the control of the Board of Trustees. The Current and Interim Advisory Agreements state that the Adviser shall, at its expense, provide to the particular Master Portfolio all office space and facilities, equipment and clerical personnel necessary to carry out its duties under each Advisory Agreement.

Under each of the Current and Interim Advisory Agreements, the Adviser pays all compensation of those officers and employees of the Master Portfolios and of those Trustees who are affiliated with the Adviser. Each Master Portfolio bears the cost of the preparation and setting in type of its prospectuses and reports to shareholders and the costs of printing and distributing those copies of such prospectuses and reports as are sent to shareholders. Under the Current and Interim Advisory Agreements all other expenses of the Master Portfolios not expressly assumed by the Adviser are paid by the Master Portfolios. Each Advisory Agreement lists examples of such expenses; the major categories of such expenses relate to interest, taxes, legal and audit expenses, custodian and transfer agent or shareholder servicing agency expenses, stock issuance and redemption costs, certain printing costs, registration costs of each Master Portfolio and its shares under federal and state securities laws, and non-recurring expenses, including litigation.

For the services it provides under the terms of the Current and Interim Advisory Agreement, each Master Portfolio pays the Adviser a monthly fee equal to a specified percentage per annum of its average daily net assets computed at the close of each business day. See "Fees and Fee Waivers" below which sets forth the applicable percentage for each Master Portfolio. The Adviser may voluntarily agree to waive a portion of the fees payable to it.

The Current Advisory Agreements are currently in effect until August 19, 1996 and continue from year to year thereafter, provided that each Agreement is specifically approved in a manner consistent with the 1940 Act. However, the Current Advisory Agreements may be deemed to terminate upon consummation of the Holding Company Merger. The 1940 Act requires approval at least annually by each Master Portfolio's Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement cast in person at a meeting called for the purpose of voting on approval, or by the vote of the holders of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Master Portfolio. The Interim Agreement will terminate on May 30, 1996 with respect to a Master Portfolio, unless its shareholders approve the Interim Agreement prior to such scheduled termination date (see "Additional Information").

A Master Portfolio may terminate the Current and Interim Advisory Agreements without penalty on not more than 60 days' nor less than 30 days' written notice when authorized by either a vote of the shareholders of the Master Portfolio or by a vote of a majority of the Master Portfolio's Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement. The Adviser may terminate the Current and Interim Advisory Agreements on not more than 60 days' nor less than 30 days' written notice. An Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

In addition, the Current and Interim Advisory Agreements provide that, in the event the operating expenses of a Master Portfolio, including all investment advisory and administration fees, but excluding brokerage commissions and fees, distribution fees, taxes, interest and extraordinary expenses such as litigation expenses, for any fiscal year exceed the most restrictive expense limitation applicable to the Master Portfolio imposed by the securities laws or regulations thereunder of any state in which the shares of the Master Portfolio are qualified for a sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee described above to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser will be deducted from the monthly fee otherwise payable to the Adviser during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser will pay to the Master Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Master Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations and municipal obligations and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to and purchase them from other investment companies distributed by Vista Broker Dealer Services. The Adviser will not invest any Master Portfolio assets in any U.S. Government obligations or municipal obligations purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations or municipal obligations available to be purchased on behalf of the Master Portfolios. The Adviser has informed each Master Portfolio that in making its investment decisions it does not obtain or use material inside information in the possession of any other division or department of the Adviser or in the possession of any affiliate of the Adviser.

Both the Current and Interim Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

BOARD CONSIDERATION

In considering whether to approve the Interim Advisory Agreement and to submit it to the shareholders for their approval, the Board of Trustees of each Master Portfolio considered the following factors: (1) the representation that there would be no diminution in the scope and quality of advisory and other services provided by the Adviser under the Interim Advisory Agreement, and (2) the identical nature of the terms and conditions, including compensation payable, contained in the Interim Advisory Agreement as compared to the Current Advisory Agreement. Additionally, each Board considered the benefits that would be obtained by the Master Portfolio in maintaining continuity in the advisory services provided to it, and determined that continuity was advantageous to the Master Portfolio as it would serve to minimize uncertainty and confusion, provide for the continued utilization of the demonstrated skills and capability of the staff of the Adviser and its familiarity with the operations of the Master Portfolio, and avoid the possibility of disruptive effects on the Master Portfolio that might otherwise result from a change in the management and operations of the Master Portfolio.

REQUIRED VOTE AND BOARD OF DIRECTOR'S RECOMMENDATION

Approval of its Interim Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Master Portfolio which for this purpose means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Master Portfolio or (2) 67% or more of the shares of such Master Portfolio present at the meeting if more than 50% of the outstanding shares of such Master Portfolio is represented at the meeting in person or by proxy (a "Majority Vote"). If the shareholders of a Master Portfolio do not approve the Interim Advisory Agreement, The Chase Manhattan Corporation and Chemical Banking Corporation nevertheless intend to proceed with the Holding Company Merger and, in such case, the affected Current Advisory Agreement will terminate automatically. In that event, the Board of the Master Portfolio will take such further action as it may deem to be in the best interests of the Master Portfolio's shareholders.

THE BOARD OF TRUSTEES OF BLANCHARD FUNDS RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "IN FAVOR OF" PROPOSAL 1.

                            ADDITIONAL INFORMATION

Chase also serves as each Master Portfolio's administrator pursuant to separate Administration Agreements. Under each Administration Agreement, Chase generally assists in all aspects of a Master Portfolio's operations, other than providing investment advice, subject to the overall authority of the Board of Trustees of the Master Portfolio in accordance with applicable state law. Under the terms of the relevant Administration Agreement, Chase receives a monthly fee at the annual rate of .10% of the value of each Master Portfolio's average daily net assets. For each Master Portfolio, the administration fee payable, the amount by which such fee was reduced pursuant to a waiver by Chase, and the net administration fees paid by the Master Portfolio under the Administration Agreement for the indicated period are set forth below under "Fees and Fee Waivers."

Each Master Portfolio engaged Vista Broker-Dealer Services, Inc. (the "Sub-Administrator"), a wholly owned subsidiary of BISYS Fund Services, Inc., located at 125 West 55th Street, New York, New York 10019, to assist it in providing certain administrative services for each Master Portfolio pursuant to a Sub-Administration Agreement between each Master Portfolio and the Sub-Administrator. The Sub-Administrator receives an annual fee, payable monthly, of .05% of the average daily net assets of each Master Portfolio.

On November 6, 1995, each Master Portfolio, other investment companies advised by Chase, and Chase filed an application (the "Application") with the Securities and Exchange Commission (the "Commission") requesting an order of the Commission permitting implementation, without prior shareholder approval, of the Interim Advisory Agreements during the interim period commencing on the date of the closing on the Holding Company Merger and ending at the earlier of such time as sufficient votes are cast by the applicable Master Portfolio's shareholders to approve the Interim Agreement or May 30, 1996 (the "Interim Period").

As a condition to the requested exemptive relief, the Master Portfolio has undertaken in the Application that the advisory compensation payable by any Master Portfolio during the Interim Period will be maintained in an interest-bearing escrow account and, with respect to each Master Portfolio, amounts in the account will be paid to Chase only upon approval by the shareholders of the Master Portfolio of the applicable Interim Advisory Agreement and the compensation payable thereunder. In addition, the Application contains representations that Chase (and its successor, if applicable), will take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Master Portfolios during the Interim Period will be at least equivalent to the scope and quality of the services previously provided; and that, in the event of any material change in the personnel providing services pursuant to the Interim Advisory Agreements during the Interim Period, the Board of each Master Portfolio will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality.

The Board of Trustees of each Master Portfolio concluded that payment of the investment advisory fee under the Interim Advisory Agreement, during the Interim Period would be appropriate and fair considering that (1) the fee would be paid at the same rate as was previously in effect under the Current Advisory Agreement and services would be provided in the same manner, (2) because of the relatively short time frame necessary to complete the Holding Company Merger, there was a possibility that some or all of the Master Portfolios would not obtain the requisite number of votes to approve the Interim Advisory Agreement prior to the Holding Company Merger, and (3) the non-payment of advisory fees during the Interim Period would be an unduly harsh result in view of the services provided to each Master Portfolio under the Interim Advisory Agreements.

             REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of a Master Portfolio's Interim Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of such Master Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Master Portfolio or (2) 67% or more of the shares of such Master Portfolio present at the meeting if more than 50% of the outstanding shares of such Master Portfolio are represented at the meeting in person or by proxy (a "Majority Vote"). If the shareholders of a Master Portfolio do not approve the Interim Advisory Agreement, the consummation of the Holding Company Merger will not be affected, the Current Advisory Agreement for that Master Portfolio will have terminated or will terminate upon the consummation of the Holding Company Merger and the Interim Advisory Agreement for that Master Portfolio will terminate on May 30, 1996. In that event, if the shareholders shall not have approved new advisory arrangements in accordance with Proposal 2, the relevant Board will take such further action as it may deem to be in the best interests of the Master Portfolio's shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL



                                  PROPOSAL 2
                       APPROVAL OR DISAPPROVAL OF A NEW
                    INVESTMENT ADVISORY AGREEMENT BETWEEN
           EACH MASTER PORTFOLIO AND THE CHASE MANHATTAN BANK, N.A.
 (AND THE SUCCESSOR ENTITY THERETO), AND A SUB-ADVISORY AGREEMENT BETWEEN THE CHASE MANHATTAN BANK, N.A. (AND THE SUCCESSOR ENTITY THERETO) AND CHASE ASSET
                               MANAGEMENT, INC.

INTRODUCTION

The Chase Manhattan Bank, N.A., the current investment adviser of the Master Portfolios (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as Adviser to the Master Portfolios) recommended to the Board of each Master Portfolio that each Master Portfolio enter into a new Investment Advisory Agreement with the Adviser (the "New Advisory Agreement") effective as soon as practicable after the approval of shareholders. The Adviser also recommended to the Board of each Master Portfolio that the Adviser be permitted to utilize the services of its wholly owned subsidiary, Chase Asset Management, Inc. ("CAM Inc."), to render advisory services to each Master Portfolio. CAM Inc. is a registered investment adviser which was recently incorporated for the purpose of rationalizing the delivery of investment advisory services by Chase to its institutional clients. CAM Inc. will be retained pursuant to a proposed Sub-Advisory Agreement (the "CAM Inc. Agreement"). The Board of each Master Portfolio has approved, and recommends that the shareholders of the Master Portfolio approve, the New Advisory Agreement and CAM Inc. Agreement (collectively, the "Agreements"). In addition, the Board of Trustees of each Master Portfolio approved the continuation of the Agreements after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Agreements are deemed to terminate as a result of the Bank Merger. Approval of Proposal 2 will be deemed approval of such continuation of the Agreements after the Bank Merger. If approved, the Agreement will become effective as soon as practicable after the approval of shareholders.

No increase is proposed to the contractual fee rates under the New Advisory Agreement and the Adviser, and not the Master Portfolios, will compensate CAM Inc. for its services as Sub-Adviser. THEREFORE, THE MASTER PORTFOLIOS WILL NOT BEAR ANY INCREASE IN THE CONTRACTUAL ADVISORY FEE RATES RESULTING FROM THE NEW ADVISORY AGREEMENTS OR THE CAM INC. AGREEMENT.

While the New Advisory Agreement is described below, the discussion is qualified by the provisions of the complete agreement, a copy of which is attached as Appendix B. If the shareholders of a Master Portfolio do not approve this Proposal, then Chase will continue to act, commencing on the Holding Company Merger, as the adviser to such Master Portfolio under the terms of the Interim Advisory Agreement, assuming Proposal 1 is approved. If the Interim Advisory Agreement is not approved by shareholders, the relevant Board will consider the appropriate course of action for the Master Portfolio. The New Advisory Agreement should be read in conjunction with the following. Background. In connection with the Mergers, New Chase intends to rationalize its corporate wide investment management operations in order to more fully take advantage of portfolio management skills that will exist within the various corporate entities controlled by New Chase. As part of this structuring, New Chase would like to consolidate its mutual fund supervisory functions within one entity (Chase), and its portfolio management responsibilities within another entity (CAM Inc.). The Adviser also seeks to retain the ability to utilize portfolio managers employed by the various investment management entities affiliated with the Adviser through common ownership by New Chase.

Thus, the New Advisory Agreement would provide the Adviser with the ability to utilize the specialized portfolio skills of employees of all its various affiliates, thereby providing the Master Portfolios with greater opportunities and flexibility in accessing investment expertise. For the foreseeable future, the Adviser would employ certain members of the Adviser's senior management.

SIMILARITIES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS:

The New Advisory Agreement is similar in many respects to the Current Advisory Agreement and Interim Advisory Agreement. The New Advisory Agreement contains the material terms of the Current Advisory Agreement, but reflects the proposed change of the investment adviser from The Chase Manhattan Bank, N.A. to its successor entity, and incorporates additional provisions designed to clarify and supplement the rights and obligations of the parties.

MOST IMPORTANTLY, THE CONTRACTUAL RATE AT WHICH FEES ARE REQUIRED TO BE PAID BY EACH FUND FOR INVESTMENT ADVISORY SERVICES, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS, WILL REMAIN THE SAME. Under the provisions of both the Current and the New Advisory Agreements, each Master Portfolio is required to pay the Adviser a monthly fee equal to a stated percentage per annum of its average daily net assets. These amounts are set forth below under "Fees and Fee Waivers."

The following summarizes certain additional aspects of the Current and New Advisory Agreements (collectively, the "Agreements") which are materially the same in both Agreements:

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of the Adviser, the Adviser shall not be liable to the Master Portfolios or to any shareholder for any losses that may be sustained by the Master Portfolios in connection with its performance of the Agreement.

The Adviser bears all expenses in connection with the performance of its services under the Agreement. The Master Portfolios bear the expenses incurred in their operations. Both agreements provide that the Adviser shall, at its expense, provide the Master Portfolios with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser and that the Master Portfolios shall be responsible for all of their expenses and liabilities.

Under the Agreement, if the aggregate expenses incurred by a Master Portfolio in any fiscal year is in excess of the lowest applicable expense limitation imposed by state securities laws or regulations thereunder, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, that certain provided expenses are specifically excluded from such calculation. No such reimbursement was required during either Master Portfolio's most recent fiscal period.

A Master Portfolio may terminate the Agreement as to that Master Portfolio without penalty on not more than 60 days' written notice when authorized by either a vote of shareholders holding a "majority of the outstanding voting securities" (within the meaning of the 1940 Act) of the Master Portfolio or by a vote of a majority of the Master Portfolio's Board of Trustees. The Adviser may terminate the Agreement on 60 days' written notice to the Master Portfolio. The Agreement terminates in the event of its assignment (as defined in the 1940 Act).

DIFFERENCES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS:

The following highlights summarize some of the additional provisions which are included in the New Advisory Agreement:

After the Bank Merger, Chase Manhattan Bank, a New York State charted bank, the successor entity to The Chase Manhattan Bank, N.A., will be the adviser to the Master Portfolios rather than The Chase Manhattan Bank, N.A., and will continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Master Portfolios. The Chase Manhattan Bank, N.A. will be the Adviser to the Master Portfolios until the Bank Merger.

Details Regarding the Adviser's Duties. The New Advisory Agreement clearly specifies the duties of the Adviser. For example, the Adviser will be required to obtain and evaluate pertinent data and other significant events and developments which affect the economy, the Master Portfolios' investment programs, the issuers of securities and the industries in which they engage, and furnish a continuous investment program for each Master Portfolio. The Adviser will be obligated to furnish such reports, evaluations, information or analyses to a Master Portfolio as its Board may request, make recommendations to its Board with respect to trust policies, and carry out such policies as are adopted by its Board.

Use of Affiliated Entities. The New Advisory Agreement clarifies that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Master Portfolio under applicable laws and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, and such organized group of persons is managed at all times by authorized officers of the Adviser. The Adviser will be as fully responsible to the Master Portfolios for the acts and omissions of such persons as it is for its own acts and omissions.

Use of a Sub-Adviser. The New Advisory Agreement clarifies that the Adviser may from time to time employ or associate with such other entities or persons (a "Sub-Adviser") as it believes appropriate to assist in the performance of its obligations under of the New Advisory Agreement with respect to a particular Master Portfolio. However, the Master Portfolios will not pay any additional compensation for any Sub-Adviser, and the Adviser will be as fully responsible to the Master Portfolios for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions, and the Adviser must review, monitor and report to the Board of each Master Portfolio regarding the performance and investment procedures of any Sub-Adviser. The proposed Sub-Advisory agreement is discussed below under "Consideration and Proposal of the CAM Inc. Agreement."

Execution of Portfolio Transactions. The New Advisory Agreement sets forth specific terms as to brokerage transactions and the Adviser's use of broker-dealers. For example, the Adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Master Portfolios. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.
"Soft Dollars." A provision of the New Advisory Agreement explicitly allows the Adviser to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Master Portfolios and/or the other accounts over which the Adviser exercises investment discretion, and provides that, notwithstanding the above, the Adviser may pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Master Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion.

Aggregation of Orders. There is also a clarification of the authority of the Adviser to aggregate the securities to be sold or purchased with those of other series of funds or its other clients if, in the Adviser's reasonable judgment, such aggregation will result in an overall benefit to a Master Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements.

Other Clarifications. The New Advisory Agreement contains certain additional provisions which are intended to clarify the status, rights or obligations of the parties. For example, the Adviser is deemed to be an independent contractor.

CONSIDERATION AND PROPOSAL OF THE CAM INC. AGREEMENT

It is being proposed that the Adviser be permitted to utilize the services of CAM Inc. as a sub-adviser under a proposed Investment Sub-Advisory Agreement (the "CAM Inc. Agreement") in order to enable the Adviser to more efficiently render advisory services to each of the Master Portfolios.

The proposed form of the CAM Inc. Agreement is attached as Appendix C and should be read in conjunction with the following.

The Adviser's decision to utilize the services of CAM Inc. in a sub-advisory capacity was based on various considerations, including the Adviser's desire to consolidate its asset management responsibilities in one entity, that the portfolio managers which currently manage the assets of the Master Portfolios for the Adviser will also manage the Master Portfolios as employees of CAM Inc., that CAM Inc. provides a wide range of investment management capabilities, including the ability to discriminate among a wide range of potential investments as part of an investment program for each of the Master Portfolios, that risk control is integral to its methodology, and the attractiveness of the fee structure and estimated transaction costs that would be incurred.

Based upon the foregoing, the Adviser recommended to the Board of Trustees of each Master Portfolio that, subject to approval by such Boards and such Master Portfolio's shareholders of the New Advisory Agreement and the CAM Inc. Agreement, the Adviser enter into the CAM Inc. Agreement with CAM Inc. In considering whether to recommend that the CAM Inc. Agreement be approved by shareholders, the Board of each Master Portfolio requested and evaluated various information from the Adviser and CAM Inc. relevant to the Adviser's decision. In addition, the Board of each Master Portfolio considered various other factors which it deemed to be relevant, including, but not limited to, the fact that the managers of the Master Portfolios will continue to manage the assets of the Master Portfolios as employees of CAM Inc., capabilities to be provided by CAM Inc., the stability of its investment staff, the trading systems to be utilized and the potential to minimize transaction costs, the ability to customize the portfolio for the Master Portfolios, and the Adviser's access to the various investment and research resources of CAM Inc.

DESCRIPTION OF THE PROPOSED CAM INC. AGREEMENT

The proposed arrangement between the Adviser and CAM Inc. under the CAM Inc. Agreement would enable the Adviser to manage the investment activities of the Master Portfolios covered in the CAM Inc. Agreement most effectively by delegating to CAM Inc. portfolio management duties relating to transactions in the securities held by such Master Portfolios. With respect to the day to day management of the Master Portfolios under the CAM Inc. Agreement, CAM Inc. would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. CAM Inc. may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Master Portfolios under applicable laws and are under the common control of New Chase; provided that
(i) all persons, when providing services under the CAM Inc. Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of CAM Inc.

The Adviser and CAM Inc. would bear all expenses in connection with the performance of their respective services under the Agreement.

As investment adviser, the Adviser would oversee the management of the Master Portfolios under the CAM Inc. Agreement, and, subject to the general supervision of the Board of Trustees of each Master Portfolio, would make recommendations and provide guidelines to CAM Inc. based on general economic trends and macroeconomic factors. Among the recommendations which may be provided by the Adviser to CAM Inc. would be guidelines and benchmarks against which the Master Portfolios would be managed. From the fee paid by each Master Portfolio under the New Advisory Agreement to the Adviser, the Adviser will bear responsibility for payment of sub-advisory fees to CAM Inc. Therefore, the Master Portfolios would not bear any increase in advisory fee rates resulting from the New Advisory Agreement and the CAM Inc. Agreement. The Board of Trustees of each Master Portfolio, including a majority of the Trustees who are not interested persons of each Master Portfolio, the Adviser or CAM Inc., unanimously approved the CAM Inc. Agreement at a meeting held on December 14, 1995. If approved by shareholders, unless sooner terminated, the CAM Inc. Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board of Trustees of each Master Portfolio, or by the vote of a "majority of the outstanding voting securities" of each Master Portfolio under the CAM Inc. Agreement as defined under the 1940 Act and, in either case, by a majority of the Disinterested Trustees of each Master Portfolio who are not interested persons of the Adviser or CAM Inc., by votes cast in person at a meeting called for such purpose. The CAM Inc. Agreement is terminable at any time, without penalty, by vote of the Board of Trustees of a Master Portfolio, by the Adviser, by the vote of "a majority of the outstanding voting securities" of a Master Portfolio under the CAM Inc. Agreement, or by CAM Inc., upon 60 days' written notice. The CAM Inc. Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

In the event that both the New Advisory Agreement and the CAM Inc. Agreement are not approved by shareholders of any Master Portfolio, neither the New Advisory Agreement nor the CAM Inc. Agreement will be implemented for such Master Portfolio, and the Interim Advisory Agreement between such Master Portfolio and the Adviser will remain in effect. If the Interim Agreement is not approved by shareholders, the Board of such Master Portfolio will consider the appropriate course of action.

INFORMATION ABOUT CHASE ASSET MANAGEMENT, INC.

Chase Asset Management, Inc. was organized as a Delaware corporation on September 1, 1995, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. CAM Inc. is a wholly owned subsidiary of The Chase Manhattan Bank, N.A., which is a wholly owned subsidiary of The Chase Manhattan Corporation. After the completion of the mergers, CAM Inc. will continue to be a wholly owned subsidiary of the Adviser which will be a wholly owned subsidiary of New Chase. CAM Inc. is registered with the Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. Information about the Adviser and its affiliates is set forth above.

The principal executive officers and directors of CAM Inc. are as follows:

James W. Zeigon, Director and Chairman of the Board. Mr. Zeigon is also an Executive Vice President of The Chase Manhattan Bank, N.A.

Mark R. Richardson, Director, President and Chief Investment Officer. Mr. Richardson is also a Managing Director of The Chase Manhattan Bank, N.A.

Stephen E. Prostano, Director, Executive Vice President and Chief Operating Officer. Mr. Prostano is also a Managing Director of The Chase Manhattan Bank, N.A.

The business address of each of the foregoing individuals is 1211 Avenue of the Americas, New York, New York 10036.

BOARD CONSIDERATIONS

In considering whether to recommend that the New Advisory Agreement and CAM Inc. Agreement be approved by shareholders, the Board of each Master Portfolio considered the nature and quality of services to be provided by the Adviser and CAM Inc. and comparative data as to advisory fees and expenses, and the Board of each Master Portfolio requested and evaluated such other information from Chase and Chemical which the Board deemed to be relevant, including, but not limited to, the Adviser's ability to select and utilize portfolio managers from its affiliates; that the rate at which advisory fees will initially be paid to the Adviser would be identical to the rate at which fees are now paid; and that the New Advisory Agreement would include certain provisions designed to modernize the terms of the agreement and reflect regulatory developments, such as those concerning "soft dollars" and aggregation of orders under regulations and releases recently issued by the Commission.

The Board of each Master Portfolio, including a majority of the Trustees who are not interested persons of the Master Portfolio or the Adviser
("Disinterested Trustees"), unanimously approved the New Advisory Agreement and CAM Inc. Agreement at a meeting held on December 14, 1995.

FEES AND FEE WAIVERS

Under the Current Advisory Agreement each Master Portfolio pays the Adviser (and under the Interim and New Advisory Agreements, each Master Portfolio would pay the Adviser) a fee, computed daily and paid monthly, at the annual rate of 0.40% as a percentage of average daily net assets. Each Current Advisory Agreement, dated August 19, 1987, was last approved by shareholders
on              .
   -------------

Under the Current Advisory Agreement, the Interim Advisory Agreement and New Advisory Agreement, the Adviser may periodically reduce all or a portion of its advisory fee with respect to a Master Portfolio. In the fiscal period ended October 31, 1995, the Master Portfolios paid to the Adviser aggregate investment advisory fees as follows:

Name of Master Portfolio            Fees Paid
Growth & Income Portfolio          $6,815,197
Capital Growth Portfolio             3,563,194

Chase also serves as the Administrator to each Master Portfolio. For the fiscal period ended October 31, 1995, Chase received fees, and waived its fees and/or reimbursed expenses to each Master Portfolio, as follows:
                                                  Fee Waiver
                                                    and/or
Name of Master Portfolio            Fees Paid      Expense
                                                  Reimbursem
                                                     ent*
Growth & Income Portfolio          $830,077        $252,586
Capital Growth Portfolio             435,668        116,282


* This voluntary waiver and/or limitation is currently in effect but may be terminated.


                            ADDITIONAL INFORMATION

Additional information concerning the Adviser, the Administrator and the Sub-Administrator is set forth under "Additional Information" under Proposal 1.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of the Proposed Advisory Agreement and CAM Inc. Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Master Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Master Portfolio or (2) 67% or more of the shares of such Master Portfolio present at the meeting if more than 50% of the outstanding shares of such Master Portfolio are represented at the meeting in person or by proxy (a "Majority Vote"). If the shareholders of a Master Portfolio do not approve the Proposed Advisory Agreement and CAM Inc. Agreement, the Adviser will continue to manage the Master Portfolio's investments under the Interim Advisory Agreement, assuming Proposal 1 is approved. If the Interim Agreement is not approved by shareholders, the Board of the relevant Master Portfolio will take such further action as it may deem to be in the best interests of such Master Portfolio's shareholders.
THE BOARD OF TRUSTEES OF BLANCHARD FUNDS RECOMMENDS THAT SHAREHOLDERS OF EACH FUND "VOTE IN FAVOR" OF PROPOSAL 2.

                                PROPOSALS 3A-J
                APPROVAL OR DISAPPROVAL OF CERTAIN CHANGES TO
                    THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                    OF THE MASTER PORTFOLIOS AND THE FUNDS

INTRODUCTION TO PROPOSALS 3A-J

Proposals 3a-j concern proposed changes to certain current fundamental portfolio investment restrictions ("Restrictions") of the Master Portfolios and the Funds. Each of these proposals relate to Restrictions of the Master Portfolios (and Restrictions of the Funds which are substantially similar to the Restrictions of the Master Portfolios) which are presently classified as "fundamental," which means that they can only be changed by a vote of the majority of each Master Portfolio's shareholders. A favorable vote on each of these Proposals constitutes a vote in favor of making a change to the applicable Restriction both of the Master Portfolios and of the Funds.

The Adviser recommended to the Trustees of each Master Portfolio that it be authorized to analyze the Master Portfolios' current Restrictions and, where practical and appropriate for the Master Portfolio's investment objective, recommend to the Trustees of each Master Portfolios, subject to shareholder approval, that certain changes be adopted. Based on the Adviser's review and recommendations, the Trustees of each Master Portfolio believe that such changes should be implemented for each Master Portfolio. These changes fall within the following categories:

Modification. The proposal involves a modification of certain Restrictions for reasons outlined below.

Elimination. The proposal involves an elimination of certain Restrictions, for reasons outlined below.

Reclassification. The proposal involves a reclassification of certain Restrictions as non-fundamental restrictions, which could thereafter be changed with the approval of the Board of Trustees of each Master Portfolio, without a shareholder vote.

Based on the recommendations of the Adviser, the Trustees of each Master Portfolio have approved the proposed changes and believe that they are in the best interests of each Master Portfolio and its shareholders for the following reasons:

Standardization. Some of the Master Portfolios' Restrictions differ in form and substance from similar restrictions of similar mutual funds currently advised by the Adviser. Increased standardized restrictions among all of the Adviser's mutual funds will help promote operational efficiencies and facilitate the monitoring of portfolio compliance. In all cases, the adoption of the new or revised restriction is not expected to have any impact on the investment techniques employed by the Master Portfolios at this time.

Modernization.  The Master Portfolios' Restrictions are derived from
restrictions which have been in effect, without changes, for many years.   In
connection with the Mergers, the Adviser has recommended to all advised funds (including the Master Portfolios) that their investment restrictions be evaluated and amended as necessary. The Trustees of each Master Portfolio, acting on the Adviser's recommendation, recommend that each Master Portfolio modernize its Restrictions, where appropriate, to conform to current regulation and authorize the use of currently available financial instruments and investment techniques.
Clarification. Some of the Master Portfolios' Restrictions contain ambiguities that, if interpreted in a narrow way, might prevent the Master Portfolio from following the original intent of the Restriction. Accordingly, the Trustees of each Master Portfolio, acting on the Adviser's recommendation, recommend that each Master Portfolio change the Restriction, where appropriate, to eliminate any ambiguities. Some of these proposals include the proposed division of a Restriction which currently covers multiple topics into two or more distinct restrictions.

Flexibility. Several of the Master Portfolios' Restrictions are proposed to be changed so as to allow the Master Portfolios to respond to recent and future regulatory developments and changes in the financial markets. In addition, restrictions prohibiting certain transactions have been or may be changed or eliminated by a federal or state securities regulator. In order to take advantage of such changes, the Master Portfolios would need shareholder approval, which is time consuming and costly to the Master Portfolios and their shareholders. The Adviser believes that in most cases, the proposed changes are not expected to have any immediate effect on a Master Portfolio's investment strategy, since the Master Portfolios may not have a current intention of changing their investment strategy. However, in order to give the Master Portfolios more flexibility in responding to regulatory and market developments, the Trustees of each Master Portfolio, acting on the Adviser's recommendations, recommend changing, reclassifying or eliminating some of the Restrictions described below so that they can be changed by the Trustees of each Master Portfolio without a shareholder vote. In the future, when changes to non-fundamental restrictions of the Master Portfolios are adopted, the Fund's prospectus and statement of additional information will be amended to reflect the changes and shareholders will be notified thereof.

The proposals regarding the Restrictions are presented in the Proposals 3a-j, below, categorized by topic (e.g., borrowing, concentration, etc.). In each case, the Master Portfolios' current Restriction is set forth in the left hand column under "Current" and where it is proposed that the Restriction be restated, eliminated, reclassified, or otherwise changed is set forth in the right hand column under "Proposed." In each case, the reason for, and an explanation of, the proposed change, is set forth below the comparison.

                                 PROPOSAL 3A
                     AMENDMENT TO EACH MASTER PORTFOLIO'S
                        (AND EACH FUND'S) FUNDAMENTAL
                 INVESTMENT RESTRICTION CONCERNING BORROWING


CURRENT MASTER PORTFOLIO      PROPOSED MASTER PORTFOLIO
RESTRICTION:                  AND FUND RESTRICTION:
The Portfolio may not         FUNDAMENTAL RESTRICTION
borrow money or pledge,       The Portfolio may not
mortgage or hypothecate       borrow money, except that
its assets, except that,      the Portfolio may borrow
as a temporary measure for    money for temporary or
extraordinary or emergency    emergency purposes, or by
purposes, it may borrow in    engaging in reverse
an amount not to exceed       repurchase transactions,
1/3 of the current value      in an amount not exceeding
of its net assets,            33 1/3% of the value of
including the amount          its total assets at the
borrowed, and may pledge,     time when the loan is made
mortgage or hypothecate       and may pledge, mortgage
not more than 1/3 of such     or hypothecate no more
assets to secure such         than 1/3 of its net assets
borrowings (it is intended    to secure such borrowings.
that money would be           Any borrowings
borrowed by the Portfolio     representing more than 5%
only from banks and only      of the Portfolio's total
to accommodate requests       assets must be repaid
for the repurchase of         before the Portfolio may
shares of the Portfolio       make additional
while effecting an orderly    investments.
liquidation of portfolio
securities), provided that
collateral arrangements
with respect to the
Portfolio's permissible
futures and options
transactions, including
initial and variation
margin, are not considered
to be a pledge of assets
for purposes of this
restriction; the Portfolio
will not purchase
investment securities if
its outstanding borrowing,
including reverse
repurchase agreements,
exceeds 5% of the value of
the Portfolio's total
assets.


EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment clarifies and modernizes the restriction on borrowing. The proposed restriction will treat borrowings for temporary or emergency purposes separately from other borrowings. Borrowing may be necessary to address excessive or unanticipated liquidations of Master Portfolios shares that exceed available cash. The proposed amendment also would allow the Master Portfolios to enter into reverse repurchase agreements, subject to a limitation of 33 1/3% of each Master Portfolio's assets.
Reverse repurchase agreements involve the sale of securities by the Master Portfolios with an agreement that the Master Portfolios will repurchase such securities at an agreed upon price and date. The Master Portfolios may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Master Portfolio will place in a segregated custodial account high-quality liquid debt securities having a dollar value equal to the repurchase price.

                                 PROPOSAL 3B
                     AMENDMENT TO EACH MASTER PORTFOLIO'S
                        (AND EACH FUND'S) FUNDAMENTAL
                 INVESTMENT RESTRICTION CONCERNING INVESTMENT
                    FOR THE PURPOSE OF EXERCISING CONTROL

CURRENT MASTER PORTFOLIO        PROPOSED MASTER PORTFOLIO AND
RESTRICITON:                    FUND RESTRICTION:
The Portfolio may not           NON-FUNDAMENTAL RESTRICTION
purchase securities of any      The Portfolio may not, with
issuer if such purchase at      respect to 50% of its assets,
the time thereof would cause    hold more than 10% of the
more than 10% of the voting     outstanding voting securities
securities of such issuer to    of an issuer.
be held by the Portfolio.

EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment would clarify, for the Master Portfolios, that the restriction involving a 10% limitation on investments in an issuer is a limitation based upon the outstanding voting securities of the issuer as provided for in Subchapter M of the Internal Revenue Code and would not be applicable outside the diversification requirements which are applicable only to 50% of a Master Portfolio's assets. This restatement of the restriction would clarify and help standardize the restriction and provide additional flexibility for the investment of the Master Portfolios' assets. Although the restrictions as restated would allow the non-diversified Master Portfolios to hold a larger portion of each its assets in the outstanding voting securities of one issuer, there is no current intention for any of the Master Portfolios to do so. The Master Portfolios would still be required to meet the additional diversification requirements of the 1940 Act. In addition, the reclassification as nonfundamental and restatement of the restriction would clarify and help standardize the restriction.

                                 PROPOSAL 3C
                AMENDMENT TO EACH MASTER PORTFOLIO'S (AND EACH
                  FUND'S) FUNDAMENTAL INVESTMENT RESTRICTION
                        CONCERNING THE MAKING OF LOANS


CURRENT MASTER PORTFOLIO       PROPOSED MASTER PORTFOLIO
RESTRICTION:                   AND FUND RESTRICTION:
The Portfolio is not           FUNDAMENTAL RESTRICTION
permitted to make loans to     The Portfolio may not
other persons, except          make loans, except that
(i) through the lending of     the Portfolio may: (i)
its portfolio securities       purchase and hold debt
and provided that any such     instruments (including
loans not exceed 30% of the    without limitation,
Portfolio's total assets       bonds, notes, debentures
(taken at market value),       or other obligations and
(ii) through the use of        certificates of deposit,
repurchase agreements or       bankers' acceptances and
the purchase of short-term     fixed time deposits) in
obligations and provided       accordance with its
that not more than 10% of      investment objectives and
the Portfolio's total          policies; (ii) enter into
assets will be invested in     repurchase agreements
repurchase agreements          with respect to portfolio
maturing in more than seven    securities; and (iii)
days, or (iii) by              lend portfolio securities
purchasing, subject to the     with a value not in
limitation in paragraph 5      excess of one-third of
above [referring to the        the value of its total
current investment             assets.
restriction under Proposal
3g below], a portion of an
issue of debt securities of
types commonly distributed
privately to financial
institutions, for which
purposes the purchase of
short-term commercial paper
or a portion of an issue of
debt securities which are
part of an issue to the
public shall not be
considered the making of a
loan.



EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment is intended to clarify the basic limitation on securities lending, and would also exclude those transactions that current regulatory interpretations and policies allow. The investment adviser will not make loans of a Master Portfolio's portfolio securities (or enter into repurchase agreements) unless it receives collateral that is at least 102% of the value of the loan, including accrued interest. During the time portfolio securities are on loan, the borrower pays the Master Portfolio any dividends or interest paid on such securities, and a Master Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of any loaned securities fail financially.

                                 PROPOSAL 3D
            RECLASSIFICATION OF EACH MASTER PORTFOLIO'S (AND EACH
                  FUND'S) FUNDAMENTAL INVESTMENT RESTRICTION
                 CONCERNING PURCHASES OF SECURITIES ON MARGIN

CURRENT MASTER PORTFOLIO        PROPOSED MASTER PORTFOLIO AND
RESTRICTION:                    FUND RESTRICTION:
The Portfolio may not           NON-FUNDAMENTAL RESTRICTION
purchase any security or        The Portfolio may not make
evidence of interest therein    short sales of securities,
on margin, except that such     other than short sales
short-term credit may be        "against the box," or
obtained as may be necessary    purchase securities on margin
for the clearance of            except for short-term credits
purchases and sales of          necessary for clearance of
securities and except that,     portfolio transactions,
with respect to the             provided that this
Portfolio's permissible         restriction will not be
options and futures             applied to limit the use of
transactions, deposits of       options, futures contracts
initial and variation margin    and related options, in the
may be made in connection       manner otherwise permitted by
with the purchase, ownership,   the investment restrictions,
holding or sale of futures or   policies and investment
options positions.              program of the  Portfolio.


EXPLANATION OF THE PROPOSED CHANGE: The proposed change modernizes and clarifies the circumstances under which the Master Portfolios may make purchases on margin. The reclassification as non-fundamental could enable the Master Portfolios to respond more quickly to changes in financial markets.

In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, each Board of Trustees would be able to change the proposed non-fundamental restriction in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors. Although elimination of each Master Portfolio's fundamental restriction on short selling will not affect the Master Portfolio's investment techniques at this time, in the event of a change in state regulatory requirements, a Master Portfolio may alter its investment practices in the future.

                                 PROPOSAL 3E
                AMENDMENT TO EACH MASTER PORTFOLIO'S (AND EACH
                  FUND'S) FUNDAMENTAL INVESTMENT RESTRICTION
                    CONCERNING CONCENTRATION OF INVESTMENT

CURRENT MASTER PORTFOLIO        PROPOSED MASTER PORTFOLIO AND
RESTRICTION:                    FUND RESTRICTION:
The Portfolio may not           FUNDAMENTAL RESTRICTION
concentrate its investments     The Portfolio may not
in any particular industry,     purchase the securities of
but if it is deemed             any issuer (other than
appropriate for the             securities issued or
achievement of the              guaranteed by the U.S.
Portfolio's investment          government or any of its
objective, up to 25% of the     agencies or
assets of the Portfolio, at     instrumentalities, or
market value at the time of     repurchase agreements secured
each investment, may be         thereby) if, as a result,
invested in any one industry,   more than 25% of the
except that this restriction    Portfolio's total assets
does not apply to U.S.          would be invested in the
government securities (in       securities of companies whose
addition, so long as a single   principal business activities
foreign government or           are in the same industry.
supernational organization is   Notwithstanding the
considered to be an             foregoing, with respect to
"industry" for purposes of      the Portfolio's permissible
this 25% limitation, the        futures and options
Portfolio will comply           transactions in U.S.
therewith), and except that,    government
with respect to the             securities, positions in such
Portfolio's permissible         options and futures shall not
futures and options             be subject to this
transaction, positions in       restriction.
options and futures shall not
be subject to this
restriction.

For purposes of this
restriction, industrial
development bonds, where the
payment of principal and
interest is the ultimate
responsibility of companies
within the same industry, are
grouped together as an
"industry."


EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment is intended to clarify the basic limitation on concentration of investment and now would specifically exclude government securities, repurchase agreements secured thereby and positions in options and futures from the limitations imposed by the restriction.


                                 PROPOSAL 3F

                AMENDMENT TO EACH MASTER PORTFOLIO'S (AND EACH
                  FUND'S) FUNDAMENTAL INVESTMENT RESTRICTION
                    CONCERNINGCOMMODITIES AND REAL ESTATE

CURRENT MASTER PORTFOLIO        PROPOSED MASTER AND FUND
RESTRICTION:                    RESTRICTION:
The Portfolio may not           FUNDAMENTAL RESTRICTION
purchase or sell real estate    The Portfolio may not
(including limited              purchase or sell physical
partnership interests but       commodities unless acquired
excluding securities secured    as a result of ownership of
by real estate or interests     securities or other
therein), interests in oil,     instruments but this shall
gas or mineral leases,          not prevent the Portfolio
commodities or commodity        from (i) purchasing or
contracts in the ordinary       selling options and futures
course of business, other       contracts or from investing
than (i) with respect to the    in securities or other
Portfolio's permissible         instruments backed by
futures and options             physical commodities or (ii)
transactions or (ii) forward    engaging in forward purchases
purchases and sales of          or sales of foreign
foreign currencies or           currencies or securities.
securities (the Portfolio
reserves the freedom of         FUNDAMENTAL RESTRICTION
action to hold and sell real    The Portfolio may not
estate acquired as a result     purchase or sell real estate
of its ownership of             unless acquired as a result
securities).                    of ownership of securities or
                                other instruments (but this
                                shall not prevent the
                                Portfolio from investing in
                                securities or other
                                instruments backed by real
                                estate or securities of
                                companies engaged in the real
                                estate business).
                                Investments by the Portfolio
                                in securities backed by
                                mortgages on real estate or
                                in marketable securities of
                                companies engaged in such
                                activities are not hereby
                                precluded.

                                NON-FUNDAMENTAL RESTRICTION
                                The Portfolio may not
                                purchase or sell interests in
                                oil, gas or mineral leases.

EXPLANATION OF THE PROPOSED CHANGES: The proposed changes conform the application of the restrictions pertaining to commodities and real estate to the current regulations of the 1940 Act by clarifying that certain real estate-related financial instruments may be purchased by the Master Portfolios. To a large extent, the proposed amendment would also standardize the restrictions applicable to the Master Portfolios by allowing the Master Portfolios to engage in certain transactions such as forward purchases when it is consistent with a Master Portfolio's investment objectives and policies.

                                 PROPOSAL 3G
                AMENDMENT OF EACH MASTER PORTFOLIO'S (AND EACH
                  FUND'S) FUNDAMENTALINVESTMENT RESTRICTION
               REGARDING INVESTMENTSIN RESTRICTED AND ILLIQUID
                                  SECURITIES

CURRENT MASTER PORTFOLIO        PROPOSED MASTER PORTFOLIO AND
RESTRICTION:                    FUND RESTRICTION:
The Portfolio may not           NON-FUNDAMENTAL RESTRICTION
knowingly invest in             The Portfolio may not invest
securities which are subject    more than 15% of its net
to legal or contractual         assets in illiquid
restrictions on resale          securities.
(including securities that
are not readily marketable,
but not including repurchase
agreements maturing in not
more than seven days) if, as
a result thereof, more than
10% of the Portfolio's total
assets (taken at market
value) would be so invested
(including repurchase
agreements maturing in more
than seven days).  This
limitation may be subject to
additional restrictions
imposed by jurisdictions in
which the Portfolio's shares
are offered for sale
(currently 10%).

EXPLANATION OF THE PROPOSED CHANGES: The current fundamental restrictions limit purchases of all securities that are subject to restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days. These restrictions include securities eligible for resale under Rule 144A and Section 4(2) commercial obligations. The proposed non-fundamental restriction incorporates recent developments in securities markets. Under the proposed restrictions, securities issued under such exemptions from registration, although restricted, may still be classified as liquid in accordance with procedures adopted by the Board of Trustees. This investment practice could have the effect of increasing the level of illiquidity in the Master Portfolios. Furthermore, to the extent that a market fails to develop or ceases to exist with respect to these restricted securities, illiquidity levels will increase.

When purchasing securities which could not be sold without registration under the Securities Act of 1933, the Master Portfolios will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Master Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations.

The proposed changes would standardize the applicable investment restriction, and would remove certain interpretations of what may constitute illiquid securities. By doing this, the Master Portfolios would be subject to the same current interpretations, from time to time, of what constitutes an illiquid security, under Commission releases and other relevant authority. The defundamentalization of this restriction would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for investments in illiquid securities changes at some time in the future. This limitation may be subject to additional restrictions imposed by jurisdictions in which the Master Portfolios' shares are offered for sale.


                                 PROPOSAL 3H
            RECLASSIFICATION OF EACH MASTER PORTFOLIO'S (AND EACH
                  FUND'S) FUNDAMENTAL RESTRICTION CONCERNING
                              THE USE OF OPTIONS

CURRENT MASTER PORTFOLIO        PROPOSED MASTER AND FUND
RESTRICTION:                    RESTRICTION:
The Portfolio may not write,    NON-FUNDAMENTAL RESTRICTION
purchase or sell any put or     The Portfolio may not write,
call option or any              purchase or sell any put or
combination thereof, provided   call option or any
that this shall not prevent     combination thereof, provided
(i) the purchase, ownership,    that this shall not prevent
holding or sale of warrants     (i) the purchase, ownership,
where the grantor of the        holding or sale of warrants
warrants is the issuer of the   where the grantor of the
underlying securities,          warrants is the issuer of the
(ii) the writing, purchasing    underlying securities,
or selling of puts, calls or    (ii) the writing, purchasing
combinations thereof with       or selling of puts, calls or
respect to U.S. Government      combinations thereof with
securities or (iii) with        respect to portfolio
respect to the Portfolio's      securities or (iii) with
permissible futures and         respect to the Portfolio's
options transactions, the       permissible futures and
writing, purchasing,            options transactions, the
ownership, holding or selling   writing, purchasing,
of futures and options          ownership, holding or selling
positions or of puts, calls     of futures and options
or combinations thereof with    positions or of puts, calls
respect to futures.             or combinations thereof with
                                respect to futures.

EXPLANATION OF THE PROPOSED CHANGE: The proposed reclassification of this restriction as non-fundamental would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments changes at some time in the future. The terms of this restriction are consistent with general restrictions, including limitations on liquidity and portfolio diversification. Therefore, no foreseeable impact on the Master Portfolios is anticipated by the proposed reclassification.


                                 PROPOSAL 3I
                AMENDMENT TO EACH MASTER PORTFOLIO'S (AND EACH
                  FUND'S) FUNDAMENTAL INVESTMENT RESTRICTION
                         CONCERNING SENIOR SECURITIES

CURRENT MASTER PORTFOLIO        PROPOSED MASTER PORTFOLIO AND
RESTRICTION:                    FUND RESTRICTION:
The Portfolio may not issue     FUNDAMENTAL RESTRICTION
any senior security (as that    The Portfolio may not issue
term is defined in the 1940     any senior security (as
Act) if such issuance is        defined in the 1940 Act),
specifically prohibited by      except that (a) the Portfolio
the 1940 Act or the rules and   may engage in transactions
regulations promulgated         that may result in the
thereunder, provided that       issuance of senior securities
collateral arrangements with    to the extent permitted under
respect to the Portfolio's      applicable regulations and
permissible options and         interpretations of the 1940
futures transactions,           Act or an exemptive order;
including deposits of initial   (b) the Portfolio may acquire
and variation margin, are not   other securities, the
considered to be the issuance   acquisition of which may
of a senior security for        result in the issuance of a
purposes of this restriction.   senior security, to the
                                extent permitted under
                                applicable regulations or
                                interpretations of the 1940
                                Act; and (c) subject to the
                                restrictions set forth above,
                                the Portfolio may borrow
                                money as authorized by the
                                1940 Act.  For purposes of
                                this restriction, collateral
                                arrangements with respect to
                                the Portfolio's permissible
                                options and futures
                                transactions, including
                                deposits of initial and
                                variation margin, are not
                                considered to be the issuance
                                of a senior security.


EXPLANATION OF PROPOSED CHANGE:   Under the 1940 Act, an open-end investment
company (such as the Master Portfolios) cannot issue senior securities except under certain very limited conditions. The proposed amendment clarifies and modernizes the language concerning senior securities to conform to provisions of the 1940 Act. It is proposed that this restriction exclude those transactions which are allowed by current regulatory interpretations and policies, and which are consistent with current investment marketplace practices. Therefore, the proposed fundamental restrictions will allow, for example, the following investments even though they may result in the issuance of senior securities: the Master Portfolios could, to the extent permitted by applicable law or exemptive order (a) enter into commitments, including reverse repurchase agreements and delayed delivery and when-issued securities;
(b) engage in transactions that may result in the issuance of a senior security; (c) engage in short sales of securities; (d) purchase and sell futures contracts and related options; (e) borrow money; and (f) issue multiple classes of securities in each case subject to any other applicable restrictions.


                                 PROPOSAL 3J
                     AMENDMENT TO EACH MASTER PORTFOLIO'S
                   (AND EACH FUND'S) FUNDAMENTAL INVESTMENT
               RESTRICTION REGARDING SHORT SALES OF SECURITIES


CURRENT MASTER PORTFOLIO        PROPOSED MASTER PORTFOLIO AND
RESTRICTION:                    FUND RESTRICTION:
The Portfolio may not make      It is proposed that this
short sales of securities or    restriction be eliminated, as
maintain a short position;      it has been combined with a
except that the Portfolio may   non-fundamental restriction
only make such short sales of   concerning purchases of
securities or maintain a        securities on margin.  (See
short position if when a        Proposal 3d above.)
short position is open the
Portfolio owns an equal
amount of such securities or
securities convertible into
or exchangeable, without
payment of any further
consideration, for securities
of the same issue as, and
equal in amount to, the
securities sold short, and
not more than 10% of the
Portfolio's net assets (taken
at market value) is held as
collateral for such sales at
any one time (it is the
present intention of
management to make such sales
only for the purpose of
deferring realization of gain
or loss for federal income
tax purposes; such sales
would not be made of
securities subject to
outstanding options).


EXPLANATION OF THE PROPOSED CHANGE: The proposed change modernizes and clarifies the circumstances under which the Master Portfolios may make short sales of securities. The reclassification as non-fundamental could enable the Master Portfolios to respond more quickly to changes in financial markets.

ADDITIONAL INFORMATION REGARDING PROPOSALS 3A-J.

Unless otherwise noted, whenever an amended or restated investment policy or limitation states a maximum percentage of a Master Portfolio's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act) or illiquid securities. Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with such Master Portfolio's investment policies and limitations. If any of Proposals 3a-j are not approved by shareholders, the current restriction will remain unchanged.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Each of the above proposals to change a Master Portfolio's restrictions requires the approval of a "majority of the outstanding voting securities" of such Master Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Master Portfolio or (2) 67% or more of the shares of such Master Portfolio present at a meeting of shareholders if more than 50% of the outstanding shares of such Master Portfolio are represented at a meeting in person or by proxy. Similarly, each of the above proposals to change a Fund's Restrictions requires the approval of a "majority of the outstanding voting securities" of such Fund which for this purpose means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of such Fund are represnted at a meeting, in person or by proxy.


THE BOARD OF TRUSTEES OF BLANCHARD FUNDS RECOMMENDS THAT SHAREHOLDERS VOTE "IN
                      FAVOR OF" THE FOREGOING PROPOSALS.


                                  PROPOSAL 4
                 APPROVAL OR DISAPPROVAL OF AMENDMENTS TO THE
                   FUNDS' FUNDAMENTAL INVESTMENT OBJECTIVES
                      TO CONFORM SUCH OBJECTIVES TO THE
                    INVESTMENT OBJECTIVES AND POLICIES OF
               THE MASTER PORTFOLIOS IN WHICH THE FUNDS INVEST

At a Meeting of the Board of Trustees of Blanchard Funds held on February 28, 1996, the Trustees of Blanchard Funds, including each of the Disinterested Trustees (who are not "interested persons," within the meaning of the 1940 Act, of the Company or the adviser), on the recommendation of the Adviser to the Master Portfolios, considered and unanimously approved changes to the investment objective of the Funds, subject to approval by each Fund's shareholders.

The Adviser has evaluated the various types of portfolios that it acts as investment adviser to and recommended to the Trustees of each Master Portfolio that it would be appropriate to clarify the investment objectives, policies and restrictions, and implement certain changes that would provide greater flexibility and uniformity in managing the investment portfolios, including the Master Portfolios. The Trustees of each Master Portfolio determined that many of the portfolios' investment objectives should be restated so as to be less restrictive.

The Trustees of each Master Portfolio also approved amendments to the non-fundamental investment objectives of the Master Portfolios. These changes (at the Master Portfolio level) do not require approval by Fund shareholders.

CURRENT MASTER PORTFOLIO      PROPOSED MASTER PORTFOLIO
INVESTMENT OBJECTIVE          INVESTMENT OBJECTIVE


CAPITAL GROWTH PORTFOLIO
"to provide its               "to provide its
shareholders with as long-    shareholders with long-
term capital growth           term capital growth."
primarily through a broad     As a non-fundamental
portfolio (i.e., at least     policy, the Portfolio will
80% of its assets under       seek to achieve its
normal circumstances) of      objective "primarily
common stocks."               through investment in a
                              broad portfolio (i.e., at
                              least 80% of its assets
                              under normal
                              circumstances) of common
                              stocks."
                              Reasons for the proposal:
                              standardization/
                              clarification,
                              flexibility.


GROWTH & INCOME PORTFOLIO
"to provide its               "to provide its
shareholders with  long-      shareholders with  long-
term capital appreciation     term capital appreciation
and to provide dividend       and to provide dividend
income primarily through a    income."
broad portfolio (i.e., at     As a non-fundamental
least 80% of its assets       policy, the Portfolio will
under normal                  seek to achieve its
circumstances) of common      objective "primarily
stocks"                       through investment in a
                              broad portfolio (i.e., at
                              least 80% of its assets
                              under normal
                              circumstances) of common
                              stock".
                              Reasons for the proposal:
                              standardization/
                              clarification,
                              flexibility.



In addition, the Trustees of each Master Portfolio, based on representations from the Adviser, believe that the risks inherent in investing in each of the respective Master Portfolio should not change from those inherent at the present time under each Master Portfolio's current investment objective and policies, since the Adviser has represented that none of the proposed changes is intended or anticipated to have an immediate impact on the day to day investment program utilized by a Master Portfolio.

In the table below, the current investment objective of each Fund is set forth in quotations in the left hand column. In each case, it is proposed that the investment objective be amended to read as indicated in quotations in the right hand column to conform such investment objective to the investment objective of the Master Portfolio in which your Fund owns shares.

                                  OBJECTIVES

CURRENT FUND INVESTMENT        PROPOSED FUND INVESTMENT
OBJECTIVE                      OBJECTIVE


BLANCHARD CAPITAL GROWTH
FUND
"to provide long-term          "to provide its
capital growth through a       shareholders with long-
broad portfolio of common      term capital growth."
stocks."
BLANCHARD GROWTH & INCOME FUND
"to provide long-term          "to provide its
capital appreciation and to    shareholders with long-
provide dividend income        term capital appreciation
through a broad portfolio      and to provide dividend
of common stocks."             income."


REASONS FOR THE PROPOSALS REGARDING THE INVESTMENT OBJECTIVES

IT IS IMPORTANT TO BEAR IN MIND THAT THE PROPOSED CHANGES TO EACH FUND'S (MASTER PORTFOLIO'S) INVESTMENT OBJECTIVES GENERALLY INVOLVE A JUDGMENT ONLY AS TO WHAT SHOULD MAKE UP EACH FUND'S (MASTER PORTFOLIO'S) FUNDAMENTAL INVESTMENT OBJECTIVE, NOT A JUDGMENT AS TO WHAT INVESTMENT STRATEGIES, POLICIES OR RESTRICTIONS SHOULD BE FOLLOWED IN PURSUING THAT OBJECTIVE. IF THIS PROPOSAL IS APPROVED, THE ADVISER TO THE MASTER PORTFOLIOS BELIEVES THAT THE CHANGES WILL HAVE NO IMMEDIATE MATERIAL EFFECT ON THE WAY IN WHICH THE MASTER PORTFOLIOS ARE MANAGED.

Each of Master Portfolio's proposals has been made for the following reasons: flexibility and clarification/standardization. The following discussion provides greater detail as to what is meant, in each case, by flexibility and clarification/standardization.

Flexibility.    If a Master Portfolio's stated investment objective contains details as to an investment strategy to be pursued or an investment policy to be followed, or is otherwise more restrictive than necessary, it may impose an unnecessarily rigid restraint on management's ability to respond to certain regulatory developments or changes in the financial markets. In order to make any changes to a strategy or policy included as part of a Master Portfolio's investment objective, the Master Portfolio may need shareholder approval, which is time consuming and potentially costly to the Master Portfolio and its shareholders. The Adviser does not anticipate that the proposed change to each Fund's investment objective will have an immediate effect on the related Master Portfolio's investment strategy, since there is no current intention of changing stated strategy or policy. However, the Master Portfolios will have greater flexibility to respond to future regulatory and market developments. If changes to a Master Portfolio's non-fundamental investment objective, policies or restrictions are adopted by the Trustees of such Master Portfolio in the future, the applicable Fund's prospectus and statement of additional information will be amended to reflect any such changes and notice thereof will be provided to shareholders.

Clarification/standardization. Some of the portfolios' investment objectives contain descriptive terms that are superfluous or ambiguous. In addition, the terms used in some of the portfolio's investment objectives differ from the description of the terms used in the stated investment objective of a similar portfolio. The Adviser has recommended the standardization, to the extent possible, of the description of an investment objective, or an aspect thereof, as between portfolios for which the investment objective or aspect thereof is not intended to differ. By doing so, potential investors may be expected to have a clearer understanding of the similarities or differences in the investment objectives of the respective portfolios.

RISK FACTORS: Because each of the proposals involve only a change to the stated investment objective and are not expected to alter the fundamental character of any Fund (Master Portfolio) or any of their operations for the foreseeable future, for each Fund, the adoption of the proposal is not expected to have any effect on the risk factors to be considered in making or continuing an investment in a Fund. In the future, however, each Board of Trustees may, without shareholder approval, change a non-fundamental investment objective, policy or restriction in a way that may create more risk. Each Fund will notify shareholders of such changes.


REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

The restatement of the fundamental investment objective of a Fund requires the approval of a "majority of the outstanding voting securities" of such Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the Meeting if more than 50% of the outstanding shares of such Fund are represented at the Meeting in person or by proxy.


THE BOARD OF TRUSTEES OF BLANCHARD FUNDS RECOMMENDS THAT SHAREHOLDERS OF EACH
                     FUND VOTE "IN FAVOR OF" PROPOSAL 4.


In addition, for shareholders of each Fund, to transact such other business as may properly come before the meeting or any adjournment thereof.


OTHER INFORMATION

The Master Portfolios' present Sub-Administrator is Vista Broker Dealer Services, Inc. ("VBDS"), a wholly owned subsidiary of BISYS Funds Services, Inc. See "Administrator" under Proposal 1. [The following are officers of the Master Portfolios who may be deemed to have an interest in VBDS by virtue of their status as employees and/or executive officers of VBDS:]

 NAME                              POSITION     AG    OFFICER OF
                                   WITH         E       MASTER
                                   MASTER              PORTFOLIO
                                   PORTFOLIO             SINCE
Ann Bergin                         Secretary    35       1995
                                   and
                                   Assistant
                                   Treasurer
Martin R. Dean                     Treasurer    31       1995
                                   and
                                   Assistant
                                   Secretary
SUBSTANTIAL SHAREHOLDERS. As of the Record Date, the Company believed that the following persons beneficially owned more than 5% of each Fund:

[TO COME]

Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Submission of Proposals for the Next Annual Meeting of Blanchard Funds Under the Trust's Declaration of Trust and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at Federated Investors Towers, Pittsburgh, Pennsylvania 15222-3779, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

March 27, 1996
                                   BY ORDER OF THE BOARD OF TRUSTEES OF
                                   BLANCHARD FUNDS

                                   John W. McGonigle
                                   Secretary
                                                                    APPENDIX A
                               FORM OF INTERIM
                        INVESTMENT ADVISORY AGREEMENT
                                   BETWEEN
                              MUTUAL FUND GROUP
                                     AND
                        THE CHASE MANHATTAN BANK, N.A.

AGREEMENT made this    day of    , by and between MUTUAL FUND GROUP (the
"Trust") on behalf of the series of the Trust (the "Fund") and THE CHASE MANHATTAN BANK, N.A. (the "Adviser").

                             W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Act"); and

WHEREAS, the Trust and the Adviser desire to enter into an agreement to provide advisory services for the Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

      1. Appointment. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

      2. Duties and Obligations of the Adviser With Respect to Investments of Assets of the Fund.

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

              (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

             (ii) determine what securities shall be purchased or sold by the Fund; and
            (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

         (b) Any investment program furnished by the Adviser under this section
      shall at all times conform to, and be in accordance with, any requirements
      imposed by:

              (i) the provisions of the Act and of any rules or regulations in force thereunder;

             (ii) any other applicable provisions of state and federal law;

            (iii) the provisions of the Declaration of Trust and By-Laws of the
         Trust, as amended from time to time;

             (iv) any policies and determinations of the Board of Trustees of the Trust; and
              (v) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act, as amended from time to time.

         (c) In making recommendations for the Fund, Trust Division personnel of the Adviser will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account
      are customers of the Commercial Division of the Adviser. In dealing with commercial customers, the Commercial Division will not inquire or take into consideration whether securities of those customers are held by the Fund.

        (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by the Fund in connection with the matters to which this Agreement relates, including specifically but not limited to, the calculation of net asset value and the adoption of any investment
      policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any
      other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

        (e) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation (including other investment companies) and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling
or
      trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations
      to the Fund under this Agreement.




        (f) The Fund will supply the Adviser with certified copies of the following documents: (i) the Trust's Declaration of Trust and By-Laws, as amended; (ii) resolutions of the Trust's Board of Trustees and shareholders
     authorizing the appointment of the Adviser and approving this Agreement;
     (iii) the Trust's Registration Statement, as filed with the SEC; and (iv) the Fund's most recent prospectus and statement of additional information.
     The Fund will furnish the Adviser from time to time with copies of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

        (g) The Fund will supply, or cause its custodian bank to supply, to the
     Adviser such financial information as is necessary or desirable for the functions of the Adviser hereunder.

      3. Broker-Dealer Relationships. The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of its brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Fund's portfolio transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration; the best price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund (which material or services may also assist the Adviser in rendering services to other clients). Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

      4. Allocation of Expenses. The Adviser agrees that it will furnish the Fund, at its expense, all office space and facilities, equipment and clerical
   personnel necessary for carrying out its duties under this Agreement and the keeping of certain accounting records of the Fund. The Adviser agrees that it will supply to any sub-adviser or administrator (the "Administrator") of the
   Fund all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the
   Trust. The Adviser will also pay all compensation of all Trustees, officers and employees of the Fund who are "affiliated persons" of the Adviser as defined in the Act. All costs and expenses not expressly assumed by the Adviser under this Agreement or by the Administrator under the administration
   agreement between it and the Trust shall be paid by the Fund, including, but not limited to (i) fees paid to the Adviser and the Administrator; (ii) interest and taxes; (iii) brokerage commissions; (iv) insurance premiums;
(v)
   compensation and expenses of its Trustees other than those affiliated with the Adviser or the Administrator; (vi) legal, accounting and audit expenses;
   (vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares, including issuance on the payment of, or reinvestment of, dividends; (ix) fees and expenses incident to
   the registration under Federal or state securities laws of the Fund or its shares; (x) expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary expenses as may arise, including litigation affecting the
Fund
   and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

      5. Compensation of the Adviser.

        (a) For the services to be rendered and the expenses assumed by the Adviser, the Fund shall pay to the Adviser monthly compensation at an annual rate of % [see attached Schedule] of the Fund's average daily net assets. Except as hereinafter set forth, compensation under this
Agreement
     shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If the Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month,
     compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set
     forth above. Subject to the provisions of subsection (b) hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof.

        (b) In the event the operating expenses of the Fund including all investment advisory, sub-advisory and administration fees, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time
     to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses


                                       2



     (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the
Fund.
     Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month.
     Should two or more of such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable.
     For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which
     the Fund is a party.

      6. Duration, Amendment and Termination.

       (a) This Agreement shall go into effect as to the Fund on the date set forth above (the "Effective Date") and shall, unless terminated as hereinafter provided, continue in effect until May 30, 1996, unless the Fund's shareholders approve the Agreement prior to such date. Upon approval
    by shareholders, this agreement shall, unless terminated as hereinafter provided, continue in effect for two years from the date of such approval and shall continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including the vote of a majority of the Trustees who
    are not parties to this Agreement or "interested persons" (as defined in the
    Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

       (b) This Agreement may not be amended except in accordance with the ovisions of the Act, including specifically, the provisions of the Act and the rules and regulations thereunder regarding series votes by shareholders
    of the Fund.

       (c) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination
    by the Fund shall be approved by the vote of a majority of all the Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement may only be terminated in accordance with the provisions of the Act, and shall automatically terminate
    in the event of its assignment (as defined in the Act).

      7. Board of Trustees Meeting. The Fund agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

      8. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be 125 West 55th Street, New York, New York 10019, and that of the Adviser shall be One Chase Manhattan Plaza, New York, New York 10081.

      9. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof,
  if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the
Securities
  and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect
  of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunder affixed, all as of the day and year first above written.

                                           MUTUAL FUND GROUP

                                           By:-----------------------------
                                              Name:

                                              Title:
                                           ATTEST:
                                           THE CHASE MANHATTAN BANK, N.A.

                                           By:------------------------------
                                              Name:

                                              Title:
ATTEST:


                                        3





Schedule A




 Mutual Fund Group                             Fee
------------------                             ----

Vista Short Term Bond Fund                    0.25%
Vista U.S. Treasury Income Fund               0.30
Vista Bond Fund                               0.30
Vista Equity Income Fund                      0.40
Vista Equity Fund                             0.40
Vista Balanced Fund                           0.50
IEEE Balanced Fund                            0.60
Vista Small Cap Equity Fund                   0.65
Vista Southeast Asian Fund                    0.65
Vista Japan Fund                              1.00
Vista European Fund                           1.00

Master Portfolios:
------------------
Vista Capital Growth Portfolio                0.40%
Vista Growth and Income Portfolio             0.40
Vista International Equity
  Portfolio                                   1.00
Vista Global Fixed Income
  Portfolio                                   0.75


                                       4




                                                                    APPENDIX B
                                 FORM OF NEW
                        INVESTMENT ADVISORY AGREEMENT
                                   BETWEEN
                              MUTUAL FUND GROUP
                                     AND
                        THE CHASE MANHATTAN BANK, N.A.
                              AND ITS SUCCESSOR



AGREEMENT made this day   of   , 1996, by and between Mutual Fund Group, a
Massachusetts business trust which may issue one or more series of shares (hereinafter the "Trust"), and The Chase Manhattan Bank, N.A., a national banking association, and its successor, The Chase Manhattan Bank, a New York State chartered bank (hereinafter the "Adviser").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services in connection with the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. Structure of Agreement. The Trust is entering into this Agreement on behalf of the Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No individual Fund shall have any responsibility for any obligation with respect to any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing,

      (a) any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

      (b) under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

      (c) the business and contractual relationships created by this Agreement, the consideration for entering into this Agreement, and the consequences of such relationships and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

   2. Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements thereto, if any:

      (a) The Trust's Declaration of Trust;

      (b) The By-Laws of the Trust;

      (c) Resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

      (d) The most recent Post-Effective Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-1A as filed with
   the Securities and Exchange Commission (the "Commission") (the
"Registration
   Statement");

      (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

     (f) Prospectuses and Statements of Additional Information of the Funds (collectively, the "Prospectuses").

   3. Appointment.

     (a) General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     (b) Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the control of The Chase Manhattan Corporation, the parent of the Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.




     (c) Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub- Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-
Adviser
   as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of
   Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without
a
   Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

   4. Investment Advisory Services.

      (a) Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment
and
   reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

           (i) supervise all aspects of the operations of the Trust and each Fund;

          (ii) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's portfolio;

         (iii) determine which issuers and securities shall be included in the portfolio of each Fund;

          (iv) furnish a continuous investment program for each Fund;

           (v) in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

          (vi) take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

      (b) Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Company's Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act;
(iv)
   other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Company with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable
   efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal
Revenue
   Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Company's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Company's Board of Trustees.

      (c) Books and Records. The Adviser shall keep each Fund's books and records required by applicable law to be maintained by the Funds with respect
   to advisory services. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act any such records of the Fund required to be preserved by such Rule.

      (d) Reports, Evaluations and Other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The
Adviser
   shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

      (e) Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers
   or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event

                                      2



   shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser
or
   otherwise materially adverse to such other accounts.

      (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are
   defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises
   investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing
   a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission
   is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the
   Funds.

      (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the
   securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration
   the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

   5. Expenses.

      (a) The Adviser shall, at its expense, provide the Funds with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser pursuant to this Agreement. The Adviser also hereby agrees that it will supply to any sub-adviser or administrator (the "Administrator") of a Fund all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the Trust.

      (b) Except as provided in subparagraph (a), the Trust shall be responsible for all of the Funds' expenses and liabilities, including, but not limited to, taxes; interest; fees (including fees paid to its trustees who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; association membership dues; costs of preparing and printing Prospectuses for
   regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders' meetings; any extraordinary expenses; and
brokerage
   fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

   6. Compensation.

      (a) In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser monthly fees on the first Business Day (as defined in the Prospectuses) of each month based upon the average daily net assets of each Fund during the preceding month (as determined on the days and at the time set forth in the Prospectuses for determining net asset value per share) at the annual rate set forth opposite
   the Fund's name on Schedule A attached hereto. If the fees payable to the Adviser pursuant to this paragraph begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from such date to the end of such month or from the beginning
   of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Funds' net assets shall be computed in the manner specified in the Prospectuses and the Articles for
   the computation of the value of the Funds' net assets in connection with the determination of the net asset value of shares of the Funds' capital stock.

      (b) If the aggregate expenses incurred by, or allocated to, each Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to
   such Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of
   the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such
   excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 6(b) and the denominator of
   which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund
                                    3


   were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

      (c) In consideration of the Adviser's undertaking to render the services described in this Agreement, the Trust agrees that the Adviser shall not be liable under this Agreement for any error of judgment or mistake of law or for any act or omission or loss suffered by the Trust in connection with the
   performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Trust or its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement
or
   by reason of the Adviser's reckless disregard of its obligations and duties hereunder or breach of fiduciary duty with respect to receipt of compensation.

   7. Non-Exclusive Services. Except to the extent necessary to perform the Investment Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, including any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

   8. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date"), provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

      (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph, this Agreement shall continue in force for two years from the date hereof and shall continue in effect from year to year thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority
   of the outstanding voting securities of each Fund.

      (b) This Agreement may be modified by mutual consent, such consent on the part of the Trust to be authorized by vote of a majority of the outstanding voting securities of each Fund.
      (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such
   party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either party hereto may, at any time on sixty (60) days prior written notice to the other, terminate this Agreement, without payment of any penalty, by action of its Trustees or Board of Trustees, as the case may be,
   or by action of its authorized officers or, with respect to a Fund, by vote of a majority of the outstanding voting securities of that Fund. This Agreement may remain in effect with respect to a Fund even if it has been terminated in accordance with this paragraph with respect to the other
Funds.
   This Agreement shall terminate automatically in the event of its assignment as that term is defined under the 1940 Act.

   9. Board of Trustees Meetings. The Trust agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

   10. Governing Law. This Agreement shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

MUTUAL FUND GROUP                         THE CHASE MANHATTAN BANK, N.A.

By:----------------------------------     By:------------------------------
   Name:                                     Name:

  Title:                                     Title:


                                      4




Schedule A

Mutual Fund Group                         Fee
------------------                       -----

Vista Short Term Bond Fund               0.25%
Vista U.S. Treasury Income Fund          0.30
Vista Bond Fund                          0.30
Vista Equity Income Fund                 0.40
Vista Equity Fund                        0.40
Vista Balanced Fund                      0.50
IEEE Balanced Fund                       0.60
Vista Small Cap Equity Fund              0.65
Vista Southeast Asian Fund               1.00
Vista Japan Fund                         1.00
Vista European Fund                      1.00

Master Portfolios:
-------------------
Vista Capital Growth Portfolio           0.40%
Vista Growth and Income Portfolio        0.40
Vista International Equity
  Portfolio                              1.00
Vista Global Fixed Income Portfolio      0.75


                                      5

MFG 020796
                                                                     APPENDIX
C

                               FORM OF PROPOSED
                       INVESTMENT SUBADVISORY AGREEMENT
                                   BETWEEN
                        THE CHASE MANHATTAN BANK, N.A.
                              AND ITS SUCCESSOR
                                     AND
                         CHASE ASSET MANAGEMENT, INC.

AGREEMENT made as of the day of , 1996, by and between The Chase Manhattan Bank, N.A., a national banking association, and its successor, The Chase Manhattan Bank, a New York State chartered bank (the "Adviser"), and Chase Asset Management, Inc., a Delaware corporation (the "Sub-Adviser").

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Adviser provides investment advisory services to the series of Mutual Fund Group, a Massachusetts business trust (the "Trust"), an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to an Investment Advisory
Agreement dated         , 1996 (the "Advisory Agreement"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services in connection with the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1.  Appointment.

      (a) General. The Adviser hereby appoints the Sub-Adviser to act as investment subadviser to the Funds for the period and on the terms set forth
   in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      (b) Employees of Affiliates. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment subadviser to the Funds under applicable laws and are under the control of New Chase, the parent of the Sub-Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser.

   2. Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

      (a) the Trust's Declaration of Trust;

      (b) the By-Laws of the Trust;

      (c) resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of the Advisory Agreement and this Agreement;

      (d) the most recent Post-Effective Amendment to the Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"),
and
   the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

      (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

      (f) the currently effective Prospectuses and Statements of Additional Information of the Funds.

   3. Investment Advisory Services.

      (a) Management of the Portfolios. The Sub-Adviser hereby undertakes to act as investment subadviser to the Funds. The Sub-Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing
   the assets of the Portfolios and, in furtherance thereof, shall:

            (i) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the portfolio of each Fund and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in a Fund's portfolio;

            (ii) determine which issuers and securities shall be included in the portfolio of each Fund;

            (iii) furnish a continuous investment program for each Fund;







            (iv) in its discretion, and without prior consultation, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

            (v) take, on behalf of each Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Trust's Board of Trustees.

      (b) Covenants. The Sub-Adviser shall carry out its investment subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Declaration of Trust, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) the provisions of the Internal Revenue Code of 1986, as amended. (v) other applicable laws; and (vi) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

      (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to subadvisory services rendered hereunder.
   The Sub-Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Portfolio required to be preserved by such Rule.

      (d) Reports, Evaluations and Other Services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Trust with respect to the Funds and in connection with the Sub-Adviser's services hereunder as the Adviser and/or the Trust's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be desirable. The Sub-Adviser shall make recommendations to the Adviser and the Trust's Board of Trustees with respect to the Trust's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

      (e) Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers
or
   dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable
   to the Funds. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net
   price for any Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

      (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are
   defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Funds, and/or the other accounts over which the Sub-
Adviser
   exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good
   faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of
Trustees
   of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to their benefits to the Funds.

      (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the
   securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional
Information.
   In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

   4. Representations and Warranties.

      (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

                                      2


         (i) The Sub-Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         (ii) The Sub-Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Sub-Adviser shall maintain such registrations or licenses in effect at all
      times during the term of this Agreement.

         (iii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser in carrying out the Sub- Adviser's obligations hereunder.

      (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

         (i) The Adviser is a state chartered bank duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         (ii) The Trust has been duly organized as a business trust under the laws of the State of Massachusetts.

         (iii) The Trust is registered as an investment company with the Commission under the 1940 Act, and shares of each Fund are registered for
      offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

   5. Compensation.

      (a) As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, with respect to each Fund, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Trust directly to the Sub- Adviser) a fee, which shall be accrued daily and paid in
   arrears on the first business day of each month, at an annual rate to be determined between the parties hereto from time to time, as a percentage of the average daily net assets of the Fund during the preceding month
(computed
   in the manner set forth in the Fund's most recent Prospectus and Statement of
   Additional Information). Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout such month. The fee for any partial month shall be calculated on a proportionate basis, based upon average daily net assets for
   such partial month, as a percentage of average daily net assets.

      (b) The Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time.
Any
   such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.

      (c) If the aggregate expenses incurred by, or allocated to, each Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to
   such Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-
Adviser
   shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be
   based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Sub-Adviser's fee shall be applicable. For the purposes of this paragraph, the Sub-Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Sub-Adviser for such fiscal year were it not for this subsection 5(b) and the
   denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

   6. Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust or the Adviser.

   7. Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Funds.

   8. Non-Exclusive Services; Limitation of Sub-Adviser's Liability. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser and its affiliates may enter into other agreements with the Funds, the Trust or the Adviser for providing additional services to the Funds, the Trust or the Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Fund, or any shareholder of a Fund in connection with the performance of this Agreement.


                                     3



   9. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date") provided that it shall have been approved by a majority of the outstanding voting securities of each Portfolio, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

      (a) This Agreement shall continue in force for two years from the Effective Date. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the
   Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose
   of voting on such approval, and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Fund.

      (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at
   a meeting called for the purpose of voting on such approval.

      (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to any Fund(s) at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. A termination of the Sub-Adviser may be effected as to any particular Fund by the Adviser, by a vote of the Trust's Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund.
This
   Agreement shall terminate automatically in the event of its assignment.

   10. Limitation of Liability of Trustees and Shareholders. The Sub-Adviser acknowledges the following limitation of liability:

The terms "Mutual Fund Group"and "Trustees of Mutual Fund Group" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Massachusetts, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "Mutual Fund Group" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

   11. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

   12. Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

   13. Structure of Agreement. The Adviser and Sub-Adviser are entering into this Agreement with regard to the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall be deemed to be effective as between the Adviser and Sub-Adviser in connection with each Fund severally and not jointly. This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern
(i) the relationship between the Adviser or Sub-Adviser and any Fund, or (ii) the relationships among the respective Funds.
   14. Governing Law. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

   16. Notices. Notices of any kind to be given to the Adviser hereunder by the
Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

CHASE ASSET MANAGEMENT, INC.                THE CHASE MANHATTAN BANK, N.A.

By:--------------------------               By:--------------------------
  Name:                                        Name:

  Title:                                       Title:


                                     4

Schedule A

Fund:
-----
Vista Short Term Bond Fund
Vista U.S. Treasury Income Fund
Vista Bond Fund
Vista Equity Income Fund
Vista Equity Fund
Vista Balanced Fund
IEEE Balanced Fund
Vista Small Cap Equity Fund
Vista Southeast Asian Fund
Vista Japan Fund
Vista European Fund

Master Portfolio:
-----------------
Vista Capital Growth Portfolio
Vista Growth and Income Portfolio
Vista International Equity Portfolio
Vista Global Fixed Income Portfolio


                                      5



                                                                    APPENDIX D
                              MUTUAL FUND GROUP
                                   FORM OF
                                CLASS A SHARES
              PROPOSED PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
               DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE



Distribution Plan (the "Plan") of MUTUAL FUND GROUP, a Massachusetts business trust (the "Trust"), an open-end, non- diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), on behalf of the class of shares designated as the Class A Shares of its Vista U.S. Government Income Fund, Vista Balanced Fund, Vista Equity Income Fund, Vista Bond Fund, Vista Short Term Bond Fund, Vista Equity Fund and Vista Small Cap Equity Fund Series, and the Class A Shares or any series of the Trust which may be created in the future, adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

   1. Principal Underwriter. Vista Broker-Dealer Services, Inc., a Delaware corporation (the "Distributor"), acts as the principal underwriter of the shares of each series of the Trust pursuant to a Distribution and Sub-Administration Agreement.

   2. Distribution Payments.

      (a) The Trust may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor in a form similar to the one annexed hereto as Exhibit A or (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements
   with the Trust or with the Distributor, in a form similar to the one annexed hereto as Exhibit B, with respect to Trust shares owned by shareholders for which such broker is the dealer or holder of record or such Servicing Agent has a servicing relationship.

      (b) Payments may be made pursuant to the Plan for any advertising and promotional expenses relating to selling efforts of the shares of each series
   of the Trust, including but not limited to the incremental costs of printing
   (excluding typesetting) of prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Trust; the costs of preparing and distributing any other supplemental sales literature; expenses of certain personnel engaged in the distribution of shares; costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs incurred in the distribution of shares.

      (c) The aggregate amount of payments by the Trust in a fiscal year, to brokers, servicing agents, or the Distributor pursuant to paragraphs (a)
and
   (b) shall not exceed .25% of the average daily net assets of each series of the Trust.

      (d) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Board of Trustees of the Trust. 3. Reports. Quarterly, in each year that this Plan remains in effect,
   the Trust and the Distributor shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Trust under the Plan and purposes for which such expenditures were made.

  4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Trust's Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding voting securities of each series of the Trust, as defined in
Section 2(a)(42) of the Act.

   5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval in accordance with
Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

   6. Termination. This Plan may be terminated as to any series at any time by a majority vote of the Trustees who are not interested persons (as defined in Section 2(a)(19) of the Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding voting securities of the Trust, as defined in Section 2(a)(42) of the Act.

   7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.





   8. Miscellaneous.

      (a) Any termination or noncontinuance of (i) a selected dealer agreement between the Distrixibutor and a particular broker or (ii) a shareholder service agreement between the Distributor or the Trust and a particular person or organization, shall have no effect on any similar agreements between brokers or other persons and the Distributor of the Trust pursuant to
   this Plan.

      (b) Neither the Distributor nor the Trust shall be under any obligation because of this Plan to execute any selected dealer agreement with any broker
   or any shareholder service agreement with any person or organization.

      (c) All agreements with any person or organization relating to the implementation of this Plan shall be in writing and any agreement related to
   this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.

Dated:           , 1996

                                     2

BLANCHARD CAPITAL GROWTH FUND
FOR SPECIAL MEETING OF SHAREHOLDERS May 15, 1996

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of BLANCHARD CAPITAL GROWTH FUND hereby appoint Patricia F. Conner, Patricia Godlewski, Gia Albanowsi, Suzanne Land, and C. Grant Anderson, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of BLANCHARD CAPITAL GROWTH FUND, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 15, 1996, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 P.M., and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


BLANCHARD CAPITAL GROWTH FUNDKEEP THIS PORTION FOR YOUR RECORDS
                          DETACH AND RETURN THIS PORTION ONLY

FOR   AGAINST  ABSTAIN1. Approve an interim investment advisory agreement between
                         Captial Growth Porfolio (the "Master Portfolio") and
---     ---      ---
                         The Chase Manhattan Bank, N.A. (and the successor entity thereto) (the "Adviser") which will take effect upon the merger of The Chase Manhattan Corporation (the parent company of the Adviser) and Chemical Banking Corporation. No fee increase is proposed.

FOR   AGAINST  ABSTAIN2. Approve a new investment advisory agreement between the Master Portfolio and the Adviser, and a sub-
---     ---      ---
                         advisory agreement between the Adviser and Chase Asset Management, Inc. with respect to the Master Portfolio to take effect as soon as practicable after approval by shareholders. No fee increase is proposed.

                      3. Vote on proposals to approve of changes to
                         fundamental investment restrictions of the Master Portfolio and of the Fund. The lettering of the boxes match the lettering of the Proposals.

FOR  the changes to each restriction listed as (a) - (j)
                         ABSTAIN
     below (except as marked to the contrary below)
---
     PLEASE CHECK THE BOX for any changes you do NOT wish to approve:

     AGAINST CHANGES TO:
        a. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning borrowing;

        b. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning investment for the purpose of exercising control;

        c. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning the making of loans;

        d. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning purchases of securities on margin;

        e. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning concentration of investment;

        f. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning commodities and real estate;

        g. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction regarding investments in restricted and illiquid securities;

        h. Approve of a reclassification, as non-fundamental, of the Master
----
           Portfolio's and the Fund's fundamental restriction concerning the use of options;

        i. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning senior securities;
           and

        j. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction regarding short sales of securities.


FOR   AGAINST  ABSTAIN4. Approve an amendment to the Fund's fundamental investment objective to conform such objective to the
---     ---      ---
                         investment objective and policies of the Master Portfolio.

FOR   AGAINST  ABSTAIN5. To transact such other business as may properly come before the Meeting or any adjournment thereof.
---     ---      ---


Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.


SIGNATURE                SIGNATURE (JOINT OWNERS)            DATE



BLANCHARD GROWTH & INCOME FUND
FOR SPECIAL MEETING OF SHAREHOLDERS May 15, 1996

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of BLANCHARD GROWTH & INCOME FUND hereby appoint Patricia F. Conner, Patricia Godlewski, Gia Albanowsi, Suzanne Land, and C. Grant Anderson, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of BLANCHARD GROWTH & INCOME FUND, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 15, 1996, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 3:00 P.M., and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


BLANCHARD GROWTH & INCOME FUNDKEEP THIS PORTION FOR YOUR RECORDS
                          DETACH AND RETURN THIS PORTION ONLY

FOR   AGAINST  ABSTAIN1. Approve an interim investment advisory agreement between
                         Growth & Income Porfolio (the "Master Portfolio") and
---     ---      ---
                         The Chase Manhattan Bank, N.A. (and the successor entity thereto) (the "Adviser") which will take effect upon the merger of The Chase Manhattan Corporation (the parent company of the Adviser) and Chemical Banking Corporation. No fee increase is proposed.

FOR   AGAINST  ABSTAIN2. Approve a new investment advisory agreement between the Master Portfolio and the Adviser, and a sub-
---     ---      ---
                         advisory agreement between the Adviser and Chase Asset Management, Inc. with respect to the Master Portfolio to take effect as soon as practicable after approval by shareholders. No fee increase is proposed.

                      3. Vote on proposals to approve of changes to
                         fundamental investment restrictions of the Master Portfolio and of the Fund. The lettering of the boxes match the lettering of the Proposals.

FOR  the changes to each restriction listed as (a) - (j)
                         ABSTAIN
     below (except as marked to the contrary below)
---
     PLEASE CHECK THE BOX for any changes you do NOT wish to approve:

     AGAINST CHANGES TO:

        a. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning borrowing;

        b. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning investment for the purpose of exercising control;

        c. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning the making of loans;
        d. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning purchases of securities on margin;

        e. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning concentration of investment;

        f. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning commodities and real estate;

        g. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction regarding investments in restricted and illiquid securities;

        h. Approve of a reclassification, as non-fundamental, of the Master
----
           Portfolio's and the Fund's fundamental restriction concerning the use of options;

        i. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction concerning senior securities;
           and

        j. Approve an amendment to the Master Portfolio's and the Fund's
----
           fundamental investment restriction regarding short sales of securities.


FOR   AGAINST  ABSTAIN4. Approve an amendment to the Fund's fundamental investment objective to conform such objective to the
---     ---      ---
                         investment objective and policies of the Master Portfolio.

FOR   AGAINST  ABSTAIN5. To transact such other business as may properly come before the Meeting or any adjournment thereof.
---     ---      ---


Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.